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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Assured Guaranty Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        March 24, 2005
Hamilton, Bermuda

Dear Shareholders:

        It is with great pleasure that I invite you to our first Annual General Meeting of shareholders as a public company. The meeting will be held on Thursday, May 5, 2005, at the Hamilton Princess Hotel, 76 Pitts Bay Road, Hamilton, Bermuda at 8:30 a.m. Atlantic time.

        Our formal agenda for this year's meeting is to vote on the election of directors, to approve the long-term incentive plan and the employee stock purchase plan, to ratify the selection of independent auditors for 2005, and to vote on specified subsidiary matters. In addition, I will report to you the highlights of 2004 and discuss the outlook for our business in 2005. We will also answer any questions you may have. Representatives of our independent accountants will be in attendance at the meeting and will also be available to answer questions.

        Whether or not you plan to attend the meeting, your vote on these matters is important to us. Please complete, sign and return the enclosed proxy card in the envelope provided. Alternatively, you can vote your proxy by telephone or through the Internet by following the instructions on the enclosed proxy card.

        I look forward to seeing you at the meeting.

Sincerely,

Dominic J. Frederico President and Chief Executive Officer

NOTICE OF ANNUAL GENERAL MEETING

March 24, 2005
Hamilton, Bermuda

TO THE SHAREHOLDERS OF ASSURED GUARANTY LTD.:

        The Annual General Meeting of Assured Guaranty Ltd. (the "Company") will be held on Thursday, May 5, 2005, at 8:30 a.m. Atlantic time at the Hamilton Princess, 76 Pitts Bay Road, Hamilton, Bermuda, for the following purposes:

  1.
  To elect one Class I director to hold office until 2008;

  2.
  To vote on and re-approve the Assured Guaranty Ltd. 2004 Long-Term Incentive Plan;

  3.
  To vote on and approve the Assured Guaranty Ltd. Employee Stock Purchase Plan;

  4.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2005;

  5.
  To direct the Company to act on various matters concerning certain of the Company's subsidiaries; and

  6.
  To transact such other business, if any, as lawfully may be brought before the meeting.

        Only shareholders of record, as shown by the transfer books of the Company, at the close of business on March 15, 2005, are entitled to notice of, and to vote at, the Annual General Meeting.

        PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE VOTING INSTRUCTIONS PRINTED ON THE ACCOMPANYING PROXY CARD. FOR FURTHER INFORMATION CONCERNING THE INDIVIDUAL NOMINATED AS DIRECTOR, THE PROPOSALS BEING VOTED UPON, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE PROXY STATEMENT ON THE FOLLOWING PAGES.

By Order of the Board of Directors,

James M. Michener Secretary

ASSURED GUARANTY LTD.

30 Woodbourne Avenue
Hamilton HM 08 Bermuda

March 24, 2005

PROXY STATEMENT

        The Board of Directors of Assured Guaranty Ltd. (the "Company") is soliciting the accompanying proxy to be voted at the Annual General Meeting of the Company to be held at 8:30 a.m. Atlantic time on Thursday, May 5, 2005, at the Hamilton Princess Hotel, 76 Pitts Bay Road, Hamilton, Bermuda, and any adjournments thereof. When the proxy is properly executed and returned, the Common Shares it represents will, subject to any direction to the contrary, be voted at the meeting in favor of the matters specified in the "Notice of Annual General Meeting" attached hereto.

        Any shareholder giving a proxy may revoke it prior to its exercise by providing the Secretary of the Company with written notice of revocation, by voting in person at the Annual General Meeting or by executing a later-dated proxy; provided, however, that the action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

        Only holders of Common Shares of record as of the close of business on March 15, 2005 will be entitled to vote at the meeting. As of the close of business on March 15, 2005, there were outstanding 75,481,275 Common Shares of the Company entitled to vote at the meeting, with each Common Share entitling the holder of record on such date to one vote (except that if, and so long as, the "controlled shares" (defined generally to include all shares of the Company directly, indirectly or constructively owned or beneficially owned by any person or group of persons) of any "United States person" as defined in the Internal Revenue Code constitute 9.5% or more of the issued Common Shares, the voting rights with respect to the controlled shares owned by such person will be limited, in the aggregate, to a voting power of approximately 9.5%, pursuant to a formula specified in the Company's Bye-Laws).

        The election of each nominee for director, the approval of the Assured Guaranty Ltd. 2004 Long-Term Incentive Plan, the approval of Assured Guaranty Ltd. Employee Stock Purchase Plan, the ratification of the appointment of PricewaterhouseCoopers LLP and the approval of voting matters with respect to the Company's subsidiaries require the affirmative vote of a majority of the votes cast on such proposal at the Annual General Meeting, provided there is a quorum (consisting of two or more persons present in person or by proxy representing more than 50% of the issued and outstanding shares entitled to vote at the Annual General Meeting) at the meeting. The Company will appoint one or more inspectors of election to count votes cast in person or by proxy. Common Shares owned by shareholders electing to abstain from voting with respect to any proposal and "broker non-votes" will be counted towards the presence of a quorum but will not be considered present and voting with respect to elections of directors or other matters to be voted upon at the Annual General Meeting. Therefore, abstentions and "broker non-votes" will have no effect on the outcome of the proposals to elect directors, to approve the plans, to approve the subsidiary matters or to ratify the appointment of the Company's independent accountants.

        A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2004 accompanies this Proxy Statement.

        This Proxy Statement, the attached Notice of Annual General Meeting and the accompanying proxy card are first being mailed to shareholders on or about April 1, 2005.

        The Company knows of no specific matter to be brought before the Annual General Meeting which is not referred to in the attached Notice of Annual General Meeting. If any such matter comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote proxies in accordance with their judgment.

ELECTION OF DIRECTOR
(Item A on Proxy Card)

        The Company's Bye-Laws provide that the Company's Board of Directors shall be divided into three classes with the terms of office of each class ending in successive years. The Company's Bye-Laws provide for a maximum of 21 directors and empower the Board of Directors to fix the exact number of directors and appoint persons to fill any vacancies on the Board until the next Annual General Meeting.

        Following recommendation from the Nominating and Governance Committee, the Company's Board of Directors has nominated Patrick Kenny for election as a Class I director of the Company to serve a three-year term to expire at the Annual General Meeting in 2008 and until his respective successor shall have been elected and shall have qualified. Mr. Kenny is currently serving as a director of the Company.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THIS NOMINEE AS A DIRECTOR OF THE COMPANY.

        It is the intention of the persons named as proxies, subject to any direction to the contrary, to vote in favor of the candidate nominated by the Board of Directors. If he is unable or unwilling to serve, the proxies will, subject to any direction to the contrary, be voted for such other person as the Board of Directors may recommend.

        Certain information with respect to the nominee for election as directors proposed by the Company and the other directors whose terms of office as directors will continue after the Annual General Meeting is set forth below.

Nominee for Election to Terms Expiring in 2008

Patrick W. Kenny, age 62, became a director of the Company upon completion of the Company's initial public offering in April 2004 (the "IPO"). Mr. Kenny, has served as the president and chief executive officer of the International Insurance Society in New York, an organization dedicated to fostering the exchange of ideas through a program of international seminars and sponsored research, since June 2001. From 1998 to June 2001 Mr. Kenny served as executive vice president of Frontier Insurance Group, Inc. From 1995 to 1998, Mr. Kenny served as senior vice president of SS&C Technologies, where he was responsible for mergers and acquisitions, and relationships with banking and regulatory institutions. From 1988 to 1994, Mr. Kenny served as Group Executive, Finance & Administration and Chief Financial Officer of Aetna Life & Casualty.

Directors Whose Terms of Office Will Continue after this Meeting

Directors Whose Terms expire in 2006

Stephen A. Cozen, age 65, became a director of the Company upon completion of the IPO. Mr. Cozen is the founder and Chairman of Cozen O'Connor, a large, internationally-recognized law firm, with its home office in Philadelphia. Mr. Cozen has practiced law for more than 40 years and up until 2003 was also the firm's CEO. Mr. Cozen is also a director of United America Indemnity, Ltd.

John G. Heimann, age 75, became a director of the Company upon completion of the IPO. Mr. Heimann was the founding Chairman of the Financial Stability Institute, which was founded in 1999, and has served as Senior Advisor to this organization since 2002. The Financial Stability Institute is a joint initiative of the Switzerland-based Bank for International Settlements and the Basle Committee on Banking Supervision whose mission is to promote better and more independent supervision of the banking, capital markets and insurance industries by supervisory authorities around the globe. From 1984 to February 2003, Mr. Heimann was employed by Merrill Lynch & Co. in various capacities, most recently serving as Chairman of that firm's global financial institutions practice. From 1977 to 1981, Mr. Heimann served as Comptroller of the Currency. From 1975 to 1977, Mr. Heimann was Superintendent of Banks of the State of New York.

Walter A. Scott, age 67, became a director of the Company upon completion of the IPO. Mr. Scott was Chairman, President and CEO of ACE Limited ("ACE") from March 1991 until his retirement in September 1994 and President and CEO of ACE from September 1989 to March 1991. Subsequent to his retirement he served as a consultant to ACE until September 1996. Mr. Scott has been a director of ACE since September 1989, but will retire from that board when his term expires on May 26, 2005. Prior to joining ACE, Mr. Scott was President and CEO of Primerica's financial services operations. Mr. Scott is currently Chairman and CEO of Green Mountain Beverage, a Vermont-based hard-cider company. Mr. Scott is a member of the Executive Committee of the Board of Trustees of Lafayette College and a founding trustee of the Bermuda Foundation for Insurance Studies.

Directors Whose Terms Expire in 2007

Neil Baron, age 61, became a director of the Company upon completion of the IPO. Mr. Baron has been Chairman of Criterion Research Group, LLC, an independent securities research firm since March 2002. From July 1998 to March 2002, Mr. Baron was a private investor. Mr. Baron was Vice Chairman and General Counsel of Fitch Inc., a nationally recognized statistical ratings organization, from April 1989 to August 1998. Prior to joining Fitch, Mr. Baron was in private practice for more than 20 years, including at the law firm of Booth & Baron, specializing in structured finance and rating agency matters.

G. Lawrence Buhl, age 58, CPA, became a director of the Company upon completion of the IPO. Mr. Buhl was a partner of Ernst & Young LLP and its predecessors through 2003. During his 35-year accounting career, Mr. Buhl served as the Regional Director for Insurance Services in Ernst & Young's Philadelphia, New York and Baltimore offices and as audit engagement partner for more than 40 insurance companies, including those in the financial guaranty industry. Mr. Buhl also serves as a director for Harleysville Group, Inc. and is a member of that company's audit committee.

Dominic J. Frederico, age 52, has been President and Chief Executive Officer of Assured Guaranty since December 2003. Mr. Frederico served as Vice Chairman of ACE from June 2003 until April 2004 and served as President and Chief Operating Officer of ACE and Chairman of ACE INA Holdings, Inc. ("ACE INA") from November 1999 to June 2003. Mr. Frederico has been a director of ACE since 2001, but will retire from that board when his term expires on May 26, 2005. Mr. Frederico has also served as Chairman, President and Chief Executive Officer of ACE INA from May 1999 through November 1999. Mr. Frederico previously served as President of ACE Bermuda Insurance Ltd. ("ACE Bermuda") from July 1997 to May 1999, Executive Vice President, Underwriting from December 1996 to July 1997, and as Executive Vice President, Financial Lines from January 1995 to December 1996. Prior to joining ACE, Mr. Frederico spent 13 years working for various subsidiaries of the American International Group ("AIG"). Mr. Frederico completed his employment at AIG after serving as Senior Vice President and Chief Financial Officer of AIG Risk Management. Before that, Mr. Frederico was Executive Vice President and Chief Financial Officer of UNAT, a wholly owned subsidiary of AIG headquartered in Paris, France.

        There are no arrangements or understandings between any director and any other person pursuant to which any director was or is selected as a director or nominee.

Director Independence

        The Board has determined that the following directors are independent under the revised listing standards of the New York Stock Exchange: Neil Baron, G. Lawrence Buhl, Stephen A. Cozen, John G. Heimann, Patrick W. Kenny and Walter A. Scott. These independent directors constitute a majority of the Company's Board of Directors. In making its determination of independence, the Board applied its categorical standards for director independence and determined that no other material relationships existed between the Company and these directors. A copy of the Company's categorical standards for director independence is attached as Exhibit A to this proxy statement and is also available by accessing the Company's website at www.assuredguaranty.com, then clicking on "Investor Information," followed by "Corporate Governance." The Board also considered the other directorships held by the independent directors and determined that none of these directorships constituted a material relationship with the Company.

Meetings and Committees of the Board of Directors

        Following the Company's IPO in April 2004, there were three meetings of the Board of Directors during 2004. All directors in office during 2004 attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board of which they were a member held during the year ended December 31, 2004.

        The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, all of which consist exclusively of members who qualify as independent directors under the applicable requirements of the New York Stock Exchange. The Board has also established a Finance Committee and has authorized the formation of a new committee that will assist the Board in its review of risk oversight, including credit guarantees and operation of the Company's business.

        With the exception of the new risk oversight committee, the Board of Directors has adopted a written charter for each of the foregoing committees. A charter for the new risk oversight committee will be adopted by the board at its next meeting. In addition, the Company has adopted corporate governance guidelines covering issues such as executive sessions of the Board of Directors, director qualification standards, including independence, director responsibilities and board self-evaluations. The full text of each charter and the corporate governance guidelines, as well as the Company's code of conduct, are available on the Company's website located at www.assuredguaranty.com. The committee charters, the corporate governance guidelines and the code of conduct can be viewed and printed by accessing the website, then clicking on "Investor Information," followed by "Corporate Governance." In addition, you may request copies of the committee charters, the corporate governance guidelines, the code of conduct and categorical standards for director independence by contacting our Secretary:

Telephone	441-278-6679
Facsimile	441-296-1083
e-mail	jmichener@assuredguaranty.com

A copy of the Audit Committee charter is attached as Exhibit B to this proxy statement.

        In addition to regular board meetings, the non-management directors meet at regular executive sessions of the board, at which no members of management are present. At least once a year the independent directors meet at a regular executive session without participation of management or any director that is not independent. Pursuant to the Company's Corporate Governance Guidelines, the Chairman of the Board, is the presiding director for executive sessions of non-management directors. At executive sessions limited to independent directors, the presiding director will be elected by independent directors from among the chairmen of the Audit, Compensation and Nominating and Governance Committees.

Audit Committee

        The Audit Committee is composed entirely of directors who are independent of the Company and its management, as defined by NYSE listing standards. The Audit Committee provides oversight of the integrity of the Company's financial statements and financial reporting process, the Company's compliance with legal and regulatory requirements, the system of internal controls, the audit process, the performance of the Company's internal auditors and the performance, qualification and independence of the independent accountants. The Audit Committee is comprised of G. Lawrence Buhl (Chairman), Patrick W. Kenny and Walter A. Scott. The Board has determined that each member of the Audit Committee is an audit committee financial expert (as that term is defined under 401(h) of Regulation S-K) and that each member satisfies the financial literacy requirements of the NYSE. Following the Company's IPO in April 2004, the Audit Committee held three meetings during 2004, in addition to two telephonic conferences.

Compensation Committee

        The Compensation Committee is composed entirely of directors who are independent of the Company and its management, as defined by the NYSE listing standards. The Compensation Committee has responsibility for determining executive compensation. The Compensation Committee is comprised of Walter A. Scott (Chairman), Neil Baron and Stephen A. Cozen. Following the Company's IPO in April 2004, the Compensation Committee held three meetings during 2004.

Nominating and Governance Committee

        The Nominating and Governance Committee is composed entirely of directors who are independent of the Company and its management, as defined by the NYSE listing standards. The responsibilities of the Nominating and Governance Committee include identification of individuals qualified to become Board members, recommending director nominees to the Board and developing and recommending corporate governance guidelines. The Nominating and Governance Committee also has responsibility to review and make recommendations to the full Board regarding director compensation. In addition to general corporate governance matters, the Nominating and Governance Committee assists the Board and the Board committees in their self-evaluations. The Nominating and Governance Committee is comprised of Neil Baron (Chairman), Stephen A. Cozen and John G. Heimann. Following the Company's IPO in April 2004, the Nominating and Governance Committee held two meetings during 2004.

Finance Committee

        The Finance Committee of the Board of Directors oversees management's investment of the Company's investment portfolio. The Finance Committee also oversees, and makes recommendations to the Board with respect to, the Company's capital structure, financing arrangements, investment guidelines and any corporate development activities. The Finance Committee is comprised of Donald Kramer (Chairman), G. Lawrence Buhl, John G. Heimann and Patrick W. Kenny. Mr. Kramer will retire from the Board of Directors and the Finance Committee when his term expires at the Annual General Meeting on May 5, 2005. Following the Company's IPO in April 2004, the Finance Committee held two meetings during 2004.

Nomination of Directors

        In accordance with its charter, the Nomination and Governance Committee identifies potential nominees for directors from various sources. The Nominating and Governance Committee reviews the qualifications of these persons to determine whether they might make good candidates for consideration for membership on the Board of Directors. The Nominating and Governance Committee includes a review of the person's judgment, experience, independence, understanding of the Company's business or other related industries and such other factors as the Nominating and Governance Committee determines are relevant in light of the needs of the Board of Directors and the Company. The Nominating and Governance Committee will select qualified candidates and review its recommendations with the Board of Directors, which will decide whether to nominate the person for election to the Board of Directors at an annual general meeting. Between annual general meetings, the Board, upon the recommendation of the Nomination and Governance Committee, can approve additions to the Board. The Nominating and Governance Committee is in the process of retaining a third party consultant to assist in identifying and evaluating potential nominees.

        The Company's corporate governance guidelines require the Nominating and Governance Committee to review annually the skills and attributes of Board members within the context of the current make-up of the full Board. Board members should have individual backgrounds that when combined provide a portfolio of experience and knowledge that well serve the Company's governance and strategic needs. Board candidates will be considered on the basis of a range of criteria including broad-based business knowledge and contacts, prominence and sound reputation in their fields as well as a global business perspective and commitment to good corporate citizenship. Directors should be able and prepared to provide wise and thoughtful counsel to top management on the full range of potential issues facing the Company. They should represent all shareholders and not any special interest group or constituency. Directors shall possess the highest personal and professional integrity and commitment to ethical and moral values. Directors must have the time necessary to fully meet their duty of care to the shareholders and be willing to commit to service over the long haul, if called upon.

        The Nominating and Governance Committee will consider a shareholder's recommendation for director, but the Nominating and Governance Committee has no obligation to recommend such candidates for nomination by the Board of Directors. Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders, the Nominating and Governance Committee will evaluate those candidates by following substantially the same process and applying substantially the same criteria as for candidates recommended by other sources. If a shareholder has a suggestion for candidates for election, it should be mailed to: Secretary, Assured Guaranty Ltd., 30 Woodbourne Avenue, Hamilton HM 08 Bermuda. No person recommended by a shareholder will become a nominee for director and be included in a proxy statement unless the recommended person is recommended by the Nominating and Governance Committee and approved by the Board.

        If a stockholder desires to nominate a person for election as director at a stockholders meeting, that person must comply with Article 14 of the Company's Bye-Laws, which requires notice no later than 90 days prior to the anniversary date of the immediately preceding annual general meeting. This time period has passed with respect to the 2005 Annual General Meeting. With respect to the 2006 Annual General Meeting, such written notice must be received on or prior to February 3, 2006. Such notice must describe the nomination in sufficient detail to be summarized on the agenda for the meeting and must set forth:

  •
  the shareholder's name as it appears in the Company's books;

  •
  a representation that the shareholder is a record holder of the Company's shares and intends to appear in person or by proxy at the meeting to present such proposal;

  •
  the class and number of shares beneficially owned by the shareholder;

  •
  the name and address of any person to be nominated;

  •
  a description of all arrangements or understanding between the shareholder and each nominee and any other person or persons (naming such person or persons pursuant to which the nomination or nominations are to be made by the shareholder);

  •
  such other information regarding such nominee proposed by such shareholders as would be required to be included in a proxy statement filed pursuant to the Securities Exchange Commission's proxy regulations; and

  •
  the consent of each nominee to serve as a director of the Company, if so elected.

Procedures for Contacting the Board

        The Board provides a process for shareholders to send communications to the Board. Shareholders wanting to contact the Board concerning accounting or auditing matters may send an e-mail to the Chairman of the Audit Committee at chmaudit@assuredguaranty.com. Shareholders wanting to contact the Board, the non-management director, the independent directors, the Chairman of the Board, the chairman of any Board committee or any other director, as to other matters may send an e-mail to corpsecy@assuredguaranty.com. The Secretary has access to these e-mail addresses. Alternatively, stockholders may send written communications to the Board c/o Secretary, 30 Woodbourne Avenue, Hamilton HM 08, Bermuda, although mail to Bermuda is not as prompt as e-mail. The Corporate Secretary will forward all communications to the Board so received to the members of the Nominating and Governance Committee, which will determine when it is appropriate to distribute such communications to other members of the Board or to management.

Attendance by Members of the Board of Directors at the Annual Meeting of Shareholders

        While the Company does not have a formal policy regarding Board member attendance at annual meetings of shareholders, the Company expects each member of the Board of Directors to attend each annual meeting of shareholders.

Director Compensation

        Non-management directors receive an annual retainer of $150,000 per year, $60,000 of which will be paid in cash and $90,000 of which is paid in stock units or restricted stock (as described below), though a director may elect to receive all of his compensation in stock units or restricted stock. Non-management directors also received a one-time cash award of $25,000 upon their election, concurrent with the closing of the Company's initial public offering. The Chairman of the Board receives an additional $15,000 annual retainer, the Chairman of the Audit Committee receives an additional $20,000 annual retainer, the Chairman of the Compensation Committee receives an additional $10,000 annual retainer and the Chairman of the Nominating and Governance Committee receives an additional $5,000 annual retainer. Members of the Audit Committee receive an additional $10,000 annual retainer and members of the Compensation Committee receive an additional $5,000 annual retainer. Commencing with the May 2005 Annual General Meeting, the compensation for the Nominating and Governance Committee will be on the same basis as that of the Compensation Committee, with members of the Nominating and Governance Committee receiving an additional annual retainer of $5,000 and the Chairman of the Nominating and Governance Committee receiving an additional annual retainer of $10,000. The Company will generally not pay a fee for attendance at board or committee meetings, though the Chief Executive Officer has the discretion to pay attendance fees of $2,000 for extraordinary or special meetings.

        An initial (one-time) grant of restricted shares with a value of $100,000 was awarded to each non-management director upon his initial election upon closing of the IPO. These restricted shares will vest on the day immediately prior to the third annual shareholders meeting at which directors are elected following the grant of the shares.

        Retainer equity awards were granted upon completion of the IPO and will be granted annually thereafter (usually on the date of the Company's annual shareholders' meeting) in the form of stock units until the share ownership guidelines set forth in the next paragraph have been met. The first 10,000 stock units awarded to each director will become non-forfeitable on the day immediately prior to the first annual shareholders meeting at which directors are elected following the grant of the units. The issuance of Common Shares for these units will be mandatorily deferred until six months after termination of the director's service on the Board of Directors. After the share ownership guidelines discussed below are met, directors may elect to receive their annual retainer equity award in the form of either restricted shares that vest on the day immediately prior to the first annual shareholders meeting at which directors are elected following the grant of the shares, or stock units that become non-forfeitable on the day immediately prior to the first annual shareholders meeting at which directors are elected following the grant of the units, with the issuance of Common Shares deferred to a later date chosen by the director. Stock units cannot be sold or transferred until the Common Shares are issued. Dividend equivalents will be credited to stock units and reinvested as additional stock units.

        The Board of Directors has recommended that each director own at least 10,000 Common Shares within three years after joining the board. Common Shares represented by stock units will count toward that guideline, though restricted shares awarded upon a director's initial election will not.

Certain Business Relationships

Expense Sharing Agreements

        During the time the Company was a subsidiary of ACE, it was party to a number of service agreements with subsidiaries of ACE under which either the Company provided services to subsidiaries of ACE, or they provided services to the Company. Since the IPO, many of these service agreements have been terminated, though some still remain in place. A summary of the service agreements is summarized below:

        ACE has historically provided certain general and administrative services to the Company, including information technology ("IT") related services, tax consulting and preparation services, internal audit services and a liquidity facility line of credit. Expenses included in the Company's financial statements related to these services were $0.8 million, $0.6 million and $0.5 million for the years ended December 31, 2004, 2003 and 2002. As of December 31, 2004 the only services performed under this agreement are IT related services and tax consulting and preparation services.

        AGRI was party to an intercompany service agreement with affiliates of ACE whereby ACE Financial Solutions International provided IT related services, administrative services, including accounts payable, payroll, human resources and other functions. For the years ended December 31, 2004, 2003 and 2002, the Company incurred expenses of approximately $0.3 million, $0.5 million and $0.3 million, respectively, under these intercompany service agreements. Effective December 31, 2004 all these services, with the exception of IT related services, have been terminated.

        Assured Guaranty Finance Overseas Ltd. and Assured Guaranty (UK) Ltd. obtained staffing, payroll and related services from ACE INA Services (UK) Ltd. For the years ended December 31, 2004, 2003 and 2002, the Company incurred $1.1 million, $1.1 million and $1.0 million in employee related expenses. Effective December 31, 2004 this arrangement has been terminated.

        The Company provided a variety of administrative services to ACE American Insurance Company, ACE Asset Management Inc. and ACE Financial Services, including human resources, legal, data processing, accounting, tax and financial planning. The aggregate fees recorded under these services agreements for the years ended December 31, 2004, 2003 and 2002 were $0.1 million, $3.4 million and $1.8 million, respectively. As of the IPO, these agreements have been terminated.

        In addition to these administrative services agreements, the Company had entered into an employee leasing agreement with an affiliate. Under this agreement, effective in 2001, the Company provided staffing services and is reimbursed for compensation costs. For the years ended December 31, 2003 and 2002, the Company was reimbursed approximately $9.6 million and $6.8 million, respectively, under this employee leasing agreement. As of December 31, 2003, this agreement has been terminated.

        The Company was party to an intercompany service agreement, effective in 2001, with ACE Asset Management whereby ACE Asset Management provided investment services such as determining asset allocation and reviewing performance of external investment managers. For the years ended December 31, 2003 and 2002, the Company incurred expenses of approximately $0.3 million, respectively, while in 2004 the Company recorded an immaterial expense under this intercompany service agreement. As of the IPO date, this agreement was terminated.

        Real Estate.    Prior to the IPO, AGRI was party to an arrangement with ACE pursuant to which it subleased approximately 5,000 square feet of office space in Bermuda from ACE at an annual cost of $0.4 million. This amount was a prorated portion of amounts payable by ACE under the master lease. The land owner is a company of which ACE owns 40% of the outstanding capital stock. In connection with the IPO, the Company terminated the sublease arrangement and leases directly from the landowner the space used prior to the IPO plus additional space for a total of 9,000 square feet at an annual rent of approximately $0.8 million. This lease expires on April 30, 2005. AGRI and the landowner are currently negotiating a five year renewal of this lease. In March 2005, the Company subleased approximately 1900 square feet to a subsidiary of ACE at an annual rent of approximately $0.1 million.

        In 2003, Assured Guaranty (UK) Ltd. and Assured Guaranty Finance Overseas Ltd. discussed entering into a cost-sharing arrangement with an affiliate of ACE pursuant to which they would lease office space in London through 2009. The rent would have been $0.5 million per year and would have been equal to the rate on the underlying lease to which the affiliate of ACE is a party. The Company terminated this cost-sharing arrangement in connection with the IPO and moved its London operations to office space it currently leases from an unrelated party. The Company has assigned to ACE American Insurance Company its sublease of the 19th floor of 1325 Avenue of the Americas and sold to ACE American certain furniture and its improvements of that space. ACE American has paid the Company $2.0 million for the furniture and improvements, which is their approximate book value.

        The Company has purchased for $2.0 million from ACE Financial Services, Inc. a condominium in New York City for use by the Company's executive officers who are not residents of New York City. The purchase price was based upon an independent appraisal of the condominium.

        The Company provides Mr. Frederico a housing allowance by leasing a house in Bermuda for him that is owned by the ACE Foundation. In 2004, the rent on this house was $18,000 per month. In 2005, the rent on this house is $20,000 per month. In addition, beginning March 1, 2004, the Company leased an apartment from the ACE Foundation at $5,500 per month.

        Reinsurance Transactions.    The Company cedes business to affiliates of ACE under certain reinsurance agreements. Amounts related to reinsurance ceded are reflected in the table below:

2004
($ in millions)
For the year ended December 31, 2004:
Written premiums	$107.4
Earned premiums	103.0
Loss and loss adjustment expenses incurred	92.2
Profit commission expenses	0.3
As of December 31, 2004:
Prepaid reinsurance premiums	$4.4
Reinsurance recoverable on ceded losses	83.3

        The Company also writes business with affiliates of ACE under insurance and reinsurance agreements. Amounts related to business assumed from affiliates are reflected in the table below:

2004
($ in millions)
For the year ended December 31, 2004:
Written premiums	$(1.5)
Earned premiums	10.6
Loss and loss adjustment expenses incurred	(2.0)
Acquisition costs	2.7
As of December 31, 2004:
Unearned premium reserve	$(7.9)
Reserve for losses and loss adjustment expenses	(23.8)

        In July 2001, the Company entered into a reinsurance arrangement with Commercial Guaranty Assurance Ltd. and retroceded 100% of this exposure to ACE American. Under the terms of these reinsurance agreements, the Company assumed and ceded premium of $2.7 million in 2004.

        In March 2001, the Company entered into a reinsurance agreement with an ACE affiliate, Westchester Fire Insurance Company, whereby the Company reinsured a portion of an auto residual value insurance contract. Losses and LAE incurred and premiums earned recorded at inception amounted to $84.8 million. The value of reinsurance business assumed recorded at the inception of the contract amounted to $31.5 million and represented the difference between the estimated ultimate amount of the losses assumed under the retroactive reinsurance contract of $116.3 million and the cash received of $84.8 million. As of December 31, 2003, the value of reinsurance business assumed was $14.2 million, and the reserves for losses and loss adjustment expenses were $116.3 million. In both 2003 and 2002 the Company recorded amortization of the value of reinsurance business assumed in the amount of $6.1 million. This agreement was commuted in connection with the IPO.

        In 2002, AGRI entered into a reinsurance agreement with ACE European Markets Insurance Ltd. relating to U.K. title insurance written by ACE European Markets Insurance. This agreement was assigned to AGRO in 2002 and terminated on a run-off basis in 2003. AGRO and ACE European Markets entered into a reinsurance agreement in 2003 relating to new U.K. title insurance. The aggregate premiums paid under these contracts for the years ended December 31, 2004 were approximately $2.1 million. These reinsurance agreements were assigned to ACE Bermuda in connection with the IPO.

        In 1998, AGRI and ACE Bermuda entered into an insurance policy, pursuant to which AGRI insured ACE Bermuda for 100% of its liability under two total rate of return swaps. In 1999, AGRI and ACE Bermuda entered into a retrocession agreement pursuant to which ACE Bermuda retroceded to AGRI 100% of its liability under a reinsurance agreement. ACE Bermuda's liability under the underlying agreements expired or was commuted prior to the IPO.

        In connection with the IPO, the Company has entered into several additional reinsurance agreements with subsidiaries of ACE as follows:

  •
  AGC and AGRO, effective April 1, 2004, entered into 100% quota share retrocession agreement with ACE American. ACE American reinsures both existing and new trade credit reinsurance business written by these entities. The aggregate premium paid under these agreements was approximately $35.4 million in respect of existing business.

  •
  AGRO and ACE INA Overseas Insurance Company entered into a 100% quota share retrocession agreement, effective April 1, 2004, under which AGRO retrocedes to ACE INA Overseas an auto residual value reinsurance transaction. The premium payable under this agreement was approximately $32.2 million.

        Credit Arrangements.    In 2001, AGRI and ACE Bermuda entered into a funding facility agreement pursuant to which ACE Bermuda agreed to purchase up to $150.0 million of non-investment grade fixed income securities selected by AGRI, and AGRI agreed to enter into a total rate of return swap in respect of each security purchased. The aggregate amount received by AGRI under this funding facility agreement, net of the funding fee paid by AGRI, for the years ended December 31, 2003 and 2002 were $4.8 million and $2.8 million, respectively. All securities purchased pursuant to this agreement were sold and this agreement was terminated in connection with the IPO.

        Prior to the IPO, ACE maintained certain letters of credit on behalf of the Company's subsidiaries in an aggregate amount of $26 million. For the year ended December 31, 2004, the Company paid ACE $60,000 in letter of credit fees, which amounts ACE paid to the issuing bank. In connection with the IPO, we reimbursed ACE for any amounts drawn on these letters of credit. This letter of credit facility has been terminated.

        Keepwell Agreement.    AGRO provided a keepwell to ACE Capital Title, which was its subsidiary until shortly prior to the IPO. Pursuant to the terms of this agreement, AGRO agreed to provide funds to ACE Capital Title sufficient for it to meet its obligations. In connection with the IPO, AGRO assigned this keepwell to ACE Bermuda, and ACE Bermuda has agreed to indemnify and hold harmless AGRO in respect of the keepwell. No payment was made in connection with the assignment of the keepwell agreement.

        Other.    Upon completion of the IPO offering, any unvested restricted ACE ordinary shares held by the Company's officers or employees were forfeited. ACE paid to the Company approximately $5.3 million in connection with this forfeiture.

        Formation Transactions and Capital Contributions.    In connection with the IPO, ACE engaged in certain formation transactions that involved capital contributions to the Company and its subsidiaries. ACE, through a U.S. subsidiary, formed Assured Guaranty US Holdings, Inc. as a Delaware holding company to hold the shares of Assured Guaranty Corp. and AG Financial Products, Inc. ACE's U.S. subsidiary transferred the shares of Assured Guaranty Corp. and Assured Guaranty Financial Products to Assured Guaranty US Holdings in exchange for stock of Assured Guaranty US Holdings and a $200 million promissory note. AGRO has transferred 100% of the stock ownership in ACE Capital Title to ACE Bermuda in exchange for a $39.3 million promissory note which was paid upon the completion of the IPO.

        ACE transferred 100% of the stock ownership in Assured Guaranty US Holdings and Assured Guaranty Finance Overseas to the Company in exchange for 35,171,000 of the Company's Common Shares and two promissory notes of the Company in an aggregate amount of $1 million and 100% of the stock of AGRI to the Company in exchange for 38,629,000 of the Company's Common Shares and a $1 million promissory note of the Company.

        Tax Allocation Agreement.    In connection with the IPO and related share exchange, the Company and ACE Financial Services entered into a tax allocation agreement. Pursuant to the tax allocation agreement, the Company and ACE Financial Services will make an election under sections 338(g) and 338(h)(10) of the Internal Revenue Code of 1986, as amended (the "Code"), with the effect that the portion of the tax basis of our assets covered by this election will be increased to the deemed purchase price of the assets and an amount equal to such increase will be included in income in the consolidated federal income tax return filed by U.S. tax-paying subsidiaries of ACE. It is expected that this additional basis will result in increased income tax deductions and, accordingly, reduced income taxes payable by the Company. Pursuant to the tax allocation agreement, the Company will pay ACE Financial Services any tax benefits realized by the Company, on a quarterly basis, generally calculated by comparing our actual taxes to the taxes that would have been owed by the Company had the increase in basis not occurred. In the event that any taxing authority successfully challenges any deductions reflected in a tax benefit payment to ACE Financial Services, ACE Financial Services will reimburse the Company for the loss of the tax benefit and any related interest or penalties imposed upon us. The tax benefit payments to ACE Financial Services should have no material effect on the Company's earnings or cash flows, which should not be materially less than they would have been in the absence of the tax allocation agreement and additional tax basis.

        The tax allocation agreement provides that the tax benefit calculation for any period ending after the consummation of IPO will not be less than the tax benefit calculated without giving effect to any items of income, expense, loss, deduction, credit or related carryovers or carrybacks from businesses conducted by the Company or relating to the Company's assets and liabilities other than those businesses conducted by the Company and those assets and liabilities existing immediately prior to the consummation of the offering (taking into account any assets acquired from ACE Financial Services or its subsidiaries after the offering and any liabilities incurred or assumed with respect to such assets). The tax allocation agreement further provides that the Company will not enter into any transaction a significant effect of which is to reduce the amount payable to ACE Financial Services under the tax allocation agreement.

        Registration Rights Agreement.    The Company entered into a registration rights agreement with ACE in connection with the transactions associated with the IPO to provide it and its affiliates with registration rights relating to Common Shares of the Company which they hold.

        The registration rights agreement provides ACE and its affiliates with registration rights relating to the Common Shares held by ACE and its affiliates immediately after the IPO and any Common Shares ACE or its affiliates acquires thereafter. ACE and its affiliates are able to require the Company to register under the Securities Act of 1933, as amended, (the "Securities Act") all or any portion of the Company's Common Shares covered by the registration rights agreement. In addition, the registration rights agreement provides for various piggyback registration rights for ACE and its affiliates. Whenever the Company proposes to register any of its securities under the Securities Act for itself or others, subject to customary exceptions, the Company must provide prompt notice to ACE and its affiliates and include in that registration all Common Shares which ACE or its affiliates owns and requests to be included.

        The registration rights agreement sets forth customary registration procedures, including an agreement by us to make available the Company's senior management for roadshow presentations. All registration expenses incurred in connection with any registration, other than underwriting commissions, will be paid by the Company. In addition, the Company is required to reimburse ACE for the fees and disbursements of its outside counsel retained in connection with any such registration. The registration rights agreement also imposes customary indemnification and contribution obligations on the Company for the benefit of ACE and any underwriters, although ACE must indemnify the company for any liabilities resulting from information provided by ACE. These payment and indemnification obligations may be subject to restrictions under Bermuda law.

        ACE's rights under the registration rights agreement remain in effect with respect to the Common Shares covered by the agreement until:

  •
  those shares have been sold under an effective registration statement under the Securities Act;

  •
  those shares have been sold to the public under Rule 144 under the Securities Act; or

  •
  those shares have been transferred in a transaction where a subsequent public distribution of those shares would not require registration under the Securities Act.

Section 16(a) Beneficial Ownership Reporting Compliance

        Executive officers and directors of the Company are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company believes that all directors and executive officers of the Company complied with all filing requirements imposed by Section 16(a) of the Exchange Act on a timely basis during fiscal 2004.

BENEFICIAL OWNERSHIP OF COMMON SHARES

Directors and Officers

        The following table sets forth information, as of March 15, 2005, with respect to the beneficial ownership of Common Shares by Dominic Frederico, the Company's Chief Executive Officer (the Company's "CEO"), the Company's other four most highly compensated executive officers for 2004 (the "Named Executive Officers"), each of the Company's directors and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the named individual has sole voting and investment power over the Common Shares under the column "Common Shares Beneficially Owned." The Common Shares listed for each director, the CEO and each Named Executive Officer constitute less than one percent of the outstanding Common Shares. The Common Shares beneficially owned by all directors and executive officers as a group constitute approximately 1.78% of the outstanding Common Shares.

Name of Beneficial Owner	Common Shares Beneficially Owned	Replacement Plan Awards (1)	Restricted Common Shares (2)	Common Shares Subject to Option (3)
Dominic J. Frederico	—	153,331	333,333	166,667
Robert B. Mills (4)	12,700	—	160,000	80,000
Michael J. Schozer	—	—	160,000	80,000
James M. Michener (4)	5,000	—	105,000	53,334
Pierre A. Samson (4)	—	76,963	70,000	33,334
Neil Baron (5)	—	—	5,556	—
G. Lawrence Buhl (5)	5,500	—	5,556	—
Stephen A. Cozen (5)	6,000	—	5,556	—
John G. Heimann (5)	—	—	5,556	—
Patrick W. Kenny (5)	1,500	—	5,556	—
Donald Kramer (5)	50,000	—	5,556	—
Walter A. Scott (5)	—	—	5,556	—

All directors & executive officers as a group (12 individuals)	80,700	230,294	828,333	433,335

(1)
Represents restricted stock unit awards under the Assured Guaranty Ltd. Replacement Award Plan. This plan was put in place by the Company to convert certain officers' interests in ACE shares to Common Shares of the Company. Common Shares will be distributed from the Assured Guaranty Replacement Award Plan Trust (the "Replacement Trust") with respect to such unit awards on or about October 28, 2005, provided that such individuals have not been employed by specified competitors of the Company. Until such shares are distributed from the trust, the recipient of the award does not have the right to vote or dispose of such shares.

(2)
The reporting person has the right to vote (but not dispose of) the ordinary shares listed under "Restricted Common Shares."

(3)
Represents Common Shares which the reporting person has the right to acquire within 60 days of March 15, 2005 pursuant to options.

(4)
These numbers of shares do not include 436,102 Common Shares held by the Replacement Trust, of which Messrs. Mills, Michener and Samson are trustees, sharing the power to vote such Common Shares.

(5)
The total numbers of common shares beneficially owned do not include 5,000 stock units awarded to each non-management director because the issuance of common shares under such stock units will be mandatorily deferred until 6 months after the termination of such directors' service on the Board.

Other Beneficial Owners

        The following table sets forth information regarding each person known by the Company (including corporate groups) to own of record or beneficially own more than five percent of the Company's outstanding Common Shares.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
ACE Limited(1)	26,000,000	34.2%
ACE Global Headquarters 17 Woodbourne Ave. Hamilton, Bermuda
Boston Partners Asset Management, LLC(2)	4,188,750	5.5%
28 State Street, 20th Floor Boston, MA 02109
Wellington Management Company, LLP(3)	3,930,800	5.2%
75 State Street Boston, MA 02109
Cambiar Investors LLC(4)	3,860,000	5.1%
2401 E. 2nd Ave., Suite 400 Denver, CO 80206

(1)
As of December 31, 2004, based on a Schedule 13G filed by ACE Limited, a Cayman Island company.

(2)
As of December 31, 2004, based on a Schedule 13G filed by Boston Partners Asset Management, LLC, a Delaware limited liability company.

(3)
As of December 31, 2004, based on a Schedule 13G filed by Wellington Management Company, LLP ("Wellington"), a Massachusetts limited liability partnership. According to such Schedule 13G, Wellington had shared power to vote 2,524,500 Common Shares, and shared power to dispose of 3,930,800 Common Shares and did not have sole power to vote or to dispose of any Common Shares.

(4)
As of December 31, 2004, based on a Schedule 13G filed by Cambiar Investors LLC.

EXECUTIVE COMPENSATION

        The following table sets forth, in summary form, compensation earned by the Company's CEO and by the Named Executive Officers of the Company for the periods presented.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus		Other Annual Compensation (2)	Restricted Stock Awards (3)(4)(5)(6)		Securities Underlying Options/SARs (3)(5)		All Other Compensation (7)
Dominic J. Frederico (1) President and Chief Executive Officer, Assured Guaranty Ltd.	2004 2003 2002	$791,667 975,000 850,000	$1,650,000 1,000,000 600,000		$612,695 483,906 329,246	$1,502,494 4,462,500 1,516,350 1,317,000	(IPO)	166,667 500,000 100,000 232,500	(IPO)	$333,833 321,750 221,795
Robert B. Mills Chief Financial Officer Assured Guaranty Ltd.	2004 2003 2002	$469,231 — —	$1,500,000 — —	(8)	$10,500 — —	$721,200 2,142,000 — —	(IPO)	80,000 240,000 — —	(IPO)	$82,577 — —
Michael J. Schozer President, Assured Guaranty Corp.	2004 2003 2002	$350,000 13,462 —	$675,000 500,000 —	(9)	$21,386 — —	$721,200 2,142,000 — —	(IPO)	80,000 240,000 — —	(IPO)	$65,731 — —
James M. Michener General Counsel Assured Guaranty Ltd.	2004 2003 2002	$310,962 — —	$550,000 — —		$96,803 — —	$450,750 1,428,000 — —	(IPO)	50,000 160,000 — —	(IPO)	$108,565 — —
Pierre A. Samson (1) President, Assured Guaranty Re International Ltd.	2004 2003 2004	$376,667 422,500 400,000	$525,000 350,000 350,000		$173,427 192,907 114,473	$360,600 892,500 620,325 974,260	(IPO)	40,000 100,000 28,000 35,000	(IPO)	$122,733 122,874 100,999

(1)
Compensation information relating to periods prior to the Company's April 28, 2004 IPO reflects compensation earned by the Messrs. Frederico and Samson for service with ACE and its subsidiaries. Mr. Frederico's and Mr. Samson's current salaries are $700,000 and $350,000 per year, respectively. Prior to the IPO, Mr. Frederico's and Mr. Samson's salaries with ACE in 2004 were $975,000 and $430,000, respectively. In the first quarter of 2004, Mr. Frederico received a bonus from ACE of $250,000 relating to the first quarter of 2004.

(2)
Other annual compensation for the year ended December 31, 2004 for Mr. Frederico includes home loan forgiveness as well as imputed interest on home loan of $265,189 prior to the IPO by ACE, housing allowance of $240,500 paid by ACE and the Company and taxes of $74,372 paid by ACE and the Company. Other annual compensation for Mr. Frederico also includes club fees, car allowance, financial planning, personal travel on ACE's corporate aircraft and family travel benefit. Other annual compensation for the year ended December 31, 2004 for Mr. Mills includes club dues and family travel benefit. Other annual compensation for the year ended December 31, 2004 for Mr. Schozer includes financial planning and club dues. Other annual compensation for the year ended December 31, 2004 for Mr. Michener includes housing allowance of $71,000. Other annual compensation for Mr. Michener also includes family travel benefit, club dues, car allowance and taxes paid by the Company. Other annual compensation for the year ended December 31, 2004 for Mr. Samson includes housing allowance of $72,000 paid by ACE and the Company and taxes, including tax gross ups, of $79,106 paid by ACE and the Company. Other annual compensation for Mr. Samson also includes club dues, car allowance, family travel benefit and financial planning.

Other annual compensation paid by ACE for the year ended December 31, 2003 for Mr. Frederico includes commuting and living expenses of $108,000 and housing loan forgiveness for Mr. Frederico of $187,338. Other annual compensation for Mr. Frederico also includes personal travel on ACE's corporate aircraft, various tax gross-ups, club dues, car allowance, security system, family travel benefit and financial planning. Other annual compensation paid by ACE for the year ended December 31, 2003 for Mr. Samson includes housing allowance of $96,000 and taxes paid by ACE of $78,903. Other annual compensation for Mr. Samson also includes club dues, car allowance, family travel benefit and financial planning.

Other annual compensation paid by ACE for the year ended December 31, 2002 for Mr. Frederico includes commuting and living expenses of $134,000; personal travel on ACE's corporate aircraft of $61,506 based on the Internal Revenue Service's formula; and housing loan forgiveness of $120,938. Other annual compensation for Mr. Frederico includes club dues, car allowance, family travel benefit and financial planning. Other annual compensation paid by ACE for the year ended December 31, 2002 for Mr. Samson includes housing allowance of $65,000 and taxes paid by ACE of $35,740. Other annual compensation for Mr. Samson also includes car allowance and family travel benefit.

(3)
The Compensation Committee made restricted stock and option awards at its February 2005 meeting which were intended as compensation for 2004. Accordingly, this table reports restricted stock and option awards made in February 2005 as compensation for 2004.

Restricted stock and option awards for 2004 have two components. In February 2005, the Compensation Committee awarded options and restricted shares to the Company's CEO and the Named Executive Officers as compensation for 2004. These awards are listed in the first row for each individual for 2004 in the summary compensation table. Awards were also made to the Company's CEO and the Named Executive Officers in connection with the IPO. These awards are listed in the second row for each individual for 2004 in the summary compensation table.

(4)
As of December 31, 2004, the number and value of restricted common shares held by each of the above named executive officers was: Mr. Frederico—403,331 ($7,933,521), Mr. Mills—120,000, ($2,360,400), Mr. Schozer—120,000 ($2,360,400), Mr. Michener—80,000 ($1,573,600) and Mr. Samson—126,963 ($2,497,362). Such values were determined by multiplying the number of shares by $19.67 (the closing price of restricted shares on the NYSE on December 31, 2004). With respect to Messrs. Frederico and Samson, the year-end numbers and values in this footnote include 153,331 and 76,963 Common Shares, respectively, awarded under the Assured Guaranty Ltd. Replacement Award Plan, which awards were intended to replace restricted ordinary shares of ACE Limited that were forfeited in the IPO. The awards made in February 2005 which are listed in the table as 2004 compensation, as described in footnote (3), are not included in the totals as of the end of December 31, 2004 because these shares were not outstanding on that date.

(5)
Messrs. Frederico and Samson forfeited 64,500 and 32,375 unvested restricted ACE shares, respectively, held by them on the closing of the IPO. Any unvested options to purchase ACE ordinary shares held by Mr. Samson on that date immediately vested, and Mr. Samson had 90 days following the IPO to exercise any vested options to purchase ACE ordinary shares. Mr. Frederico retained his options to purchase ACE ordinary shares in connection with his service on ACE's board of directors.

(6)
The value of restricted Common Shares awarded with respect to the year ended December 31, 2004 was determined by multiplying the number of shares awarded by the closing price of the Common Shares on the date of the grant. Shares granted following the IPO were granted on April 28, 2004 on which date the closing price for Common Shares on the NYSE was $17.85. Additional restricted Common Shares were granted on February 10, 2005, on which date, the closing price for Common Shares on the NYSE was $18.03.

Shares granted in 2003 and 2002 were ACE's ordinary shares. The value of the restricted ACE shares awarded during the year ended December 31, 2003 was determined by multiplying the number of shares awarded by the closing price of ACE's ordinary shares on the NYSE on the date of the grant. All such shares were awarded on February 27, 2003, on which date the closing price for ACE's ordinary shares on the NYSE was $27.57. The value of the restricted shares awarded to the individuals during 2002 was also determined by multiplying the number of shares awarded by the closing price of ACE's ordinary shares on the date of the grant. All of Mr. Frederico's restricted shares awarded in 2002 and 15,000 of Mr. Samson's restricted shares awarded in 2002 were awarded on February 28, 2002, on which date the closing price for ACE's ordinary shares on the NYSE was $43.90. In addition, Mr. Samson was awarded 8,000 restricted shares on January 2, 2002, on which date the closing price for ACE's ordinary shares on the NYSE was $39.47. The number of restricted Common Shares or ACE shares, as applicable, awarded to each of the named individuals was:

	Year Ended December 31,
Name
	2004	2003	2002
Dominic J. Frederico	333,333	55,000	30,000
Robert B. Mills	160,000	—	—
Michael J. Schozer	160,000	—	—
James M. Michener	105,000	—	—
Pierre A. Samson	70,000	22,500	23,000

The number of restricted Common Shares awarded with respect to 2004 includes both restricted Common Shares issued in connection with the IPO and as compensation for 2004 as follows:

	IPO	2004 Compensation
Dominic J. Frederico	250,000	83,333
Robert B. Mills	120,000	40,000
Michael J. Schozer	120,000	40,000
James M. Michener	80,000	25,000
Pierre A. Samson	50,000	20,000

With respect to all restricted Common Shares awarded to the named individuals regarding 2004, and with respect to all restricted ACE ordinary shares awarded to the named individuals in 2003 and 2002, the restrictions with respect to one-quarter of the ordinary shares lapse on each of the first, second, third and fourth anniversary of the date of the awards. During the restricted period, the named individuals are entitled to vote the Common Shares or ACE ordinary shares, as applicable, and receive dividends.

Restricted ACE shares which were unvested upon the completion of the IPO were forfeited and replaced with awards of Common Shares units under the Assured Guaranty Replacement Award Plan, pursuant to which 153,331 and 76,963 Common Shares were granted to Messrs. Frederico and Samson, respectively. The replacement Common Shares units are not contained in the restricted stock awards column for 2004 in the Summary Compensation Table or in the table contained in this footnote because the restricted stock units were not granted as compensation for 2004 performance. Messrs. Frederico and Samson have the right to receive dividends with respect to such replacement Common Shares but are not entitled to vote such Common Shares until they have been distributed from the trust.

(7)
All other contributions represents amounts contributed to defined contribution plans. Amounts for 2004 include contributions by ACE to defined contribution plans of ACE relating to 2004 pre-IPO compensation on behalf of Messrs. Frederico and Samson of $80,500 and $20,067, respectively and contributions by the Company following the IPO to defined contribution plans of the Company on behalf of Messrs. Frederico and Samson of $253,333 and $102,666, respectively. Contributions to defined contribution plans include contributions that are calculated and paid in the year following the year in which they are reported in the table above.

(8)
The 2004 bonus amount for Mr. Mills included a $750,000 sign on bonus.

(9)
The 2003 bonus amount for Mr. Schozer was a sign-on bonus.

2004 Option Grants

        The following table sets forth information concerning awards of stock options made to the CEO and Named Executive Officers during the year 2004. These options were granted in connection with the IPO.

					Potential Realized Value at Assumed Annual Rate of Stock Price Appreciation for Option Term
		Percent of Total Options Awarded to Employees in 2004
	Number of Options Awarded(1)		Exercise or Base Price ($/Sh)
				Expiration Date	5%	10%
Dominic J. Frederico	500,000	24.8%	$18.00	April 28, 2014	$5,660,000	$14,345,000
Robert B. Mills	240,000	11.9%	18.00	April 28, 2014	2,716,800	6,885,600
Michael J. Schozer	240,000	11.9%	18.00	April 28, 2014	2,716,800	6,885,600
James M. Michener	160,000	7.9%	18.00	April 28, 2014	1,811,200	4,590,400
Pierre A. Samson	100,000	5.0%	18.00	April 28, 2014	1,132,000	2,869,000

(1)
Options vest one-third on each of the first, second and third anniversary of the grant.

2005 Option Grants with Respect to 2004

        The following table sets forth information concerning awards stock options made to the Company's CEO and to the Named Executive Officers in February 2005 as compensation for the year ended December 31, 2004.

		Percent of Total Options Awarded to Employees in 2005 with Respect to 2004			Potential Realized Value at Assumed Annual Rate of Stock Price Appreciation for Option Term
	Number of Options Awarded(1)		Exercise or Base Price ($/Sh)
				Expiration Date	5%	10%
Dominic J. Frederico	166,667	23.3%	$18.03	February 10, 2015	$1,890,004	$4,790,010
Robert B. Mills	80,000	11.2%	18.03	February 10, 2015	907,200	2,299,200
Michael J. Schozer	80,000	11.2%	18.03	February 10, 2015	907,200	2,299,200
James M. Michener	50,000	7.0%	18.03	February 10, 2015	567,000	1,437,000
Pierre A. Samson	40,000	5.6%	18.03	February 10, 2015	453,600	1,149,600

(1)
Options vest one-third on each of the first, second and third anniversary of the grant.

Option Values as of December 31, 2004

        The following table sets forth information concerning the number of unexercised stock options outstanding as of December 31, 2004, and the value of any unexercised in-the-money stock options outstanding at such time, held by the CEO and Named Executive Officers. There were no stock appreciation rights outstanding as of December 31, 2004.

	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End Exerciseable/Unexercisable	Value of Unexercised In- the-Money Options at Fiscal Year-End Exerciseable/Unexercisable
Dominic J. Frederico	0/500,000	$0/$835,000
Robert B. Mills	0/240,000	0/ 400,800
Michael J. Schozer	0/240,000	0/ 400,800
James M. Michener	0/160,000	0/ 267,200
Pierre A. Samson	0/100,000	0/ 167,000

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Company's Board of Directors has responsibility for determining the compensation of the Company's executive officers. None of the members of the Compensation Committee is an officer or employee of the Company. No officer or employee of the Company serves on the compensation committee of any company that employs any member of the Compensation Committee.

Employment Agreements

        The following is intended to be a summary of the terms of the employment agreements entered into between the Company and the executive officers named below.

        Dominic J. Frederico.    Dominic J. Frederico, age 52, serves as President and Chief Executive Officer of the Company pursuant to his employment agreement with the Company and is paid a minimum base salary of $700,000 per year. Mr. Frederico is eligible to receive annual bonuses with a target bonus of 0-200% of his minimum base salary, with the actual amount to be determined by the Compensation Committee based upon the Company's profitability and Mr. Frederico's individual performance. In connection with the Company's initial public offering, Mr. Frederico was granted an award of (i) 250,000 restricted common shares and (ii) options to purchase 500,000 common shares. Restricted common shares will vest evenly over a four year period with the first one-fourth vesting one year after the date of the award. Options will vest evenly over a three year period with the first one-third vesting one year after the date of the award. If Mr. Frederico retires at age 55 or later with at least three years of service, his options and restricted stock will continue to vest on their original schedule and his options shall be exercisable until the expiration of the original grant. These restricted common shares and options are subject to the terms and conditions of our Long-Term Incentive Plan. Mr. Frederico is eligible to participate in our long-term incentive program, including our Long-Term Incentive Plan. Awards will be made by the Compensation Committee and will be based upon the Company's profitability and Mr. Frederico's individual performance. During each year in the initial three-year term Mr. Frederico's target award will be 83,333 restricted common shares and 166,667 options to purchase common shares. Mr. Frederico is also eligible to participate in the Company's general benefit plans, in accordance with the terms of the applicable plans. Mr. Frederico is entitled to a housing allowance for residency in Bermuda of up to $18,000 per month. Beginning December 2004, Mr. Frederico's housing allowance has been increased to $20,000 per month. If there is a change of control (as defined below), Mr. Frederico's unvested equity awards will immediately vest and his options will continue to be exercisable in accordance with their terms. In addition, if Mr. Frederico's employment is terminated for any reason during the 12 months after the change of control, Mr. Frederico will be entitled to receive severance equal to two years of his ending base salary and continuation of his other benefits for a 24-month period. The initial term of Mr. Frederico's agreement is three years and the agreement will automatically renew for one year periods thereafter unless non-renewed by either party at least 30 days prior to the expiration date. Mr. Frederico's employment agreement contains an agreement not to compete during the term of the agreement and for a period of 12 months following termination of Mr. Frederico's employment for any reason other than a termination without cause. Mr. Frederico's employment agreement also contains confidentiality and non-solicit provisions.

        Robert B. Mills.    Robert B. Mills, age 55, serves as the Company's Chief Financial Officer pursuant to his employment agreement with the Company and is paid a minimum base salary of $500,000 per year. Upon joining the Company, Mr. Mills was paid a signing bonus of $750,000, subject to forfeiture in part in the event of his resignation or termination for cause during the first 12 months of his employment. Mr. Mills is eligible to receive annual bonuses with a target bonus of 140% of his minimum base salary, with the actual amount to be determined by our compensation committee and will based upon our profitability and Mr. Mills' individual performance, subject to a minimum annual bonus equal to 100% of his guaranteed minimum base salary. In connection with the Company's initial public offering, Mr. Mills was granted an award of (i) 120,000 restricted common shares and (ii) options to purchase 240,000 common shares. Restricted common shares will vest evenly over a four year period with the first one-fourth vesting one year after the date of the award. Options will vest evenly over a three year period with the first one-third vesting one year after the date of the award. If Mr. Mills retires at age 55 or later with at least three years of service, his options and restricted stock will continue to vest on their original schedule and his options shall be exercisable until the expiration of the original grant. These restricted common shares and options are subject to the terms and conditions of the Company's Long-Term Incentive Plan. Mr. Mills is eligible to participate in the Company's long-term incentive program, including the Company's Long-Term Incentive Plan. Awards will be made by the Compensation Committee and will be based upon the Company's profitability and

Mr. Mills' individual performance. During each year in the initial three-year term, if the Company reports positive net income Mr. Mills is guaranteed that the value of any long-term incentive award made for that year will be no less than the amount of his annual base salary; his target award will be 40,000 restricted common shares and 80,000 options to purchase common shares. Mr. Mills is also eligible to participate in the Company's general benefit plans, in accordance with the terms of the applicable plans. If there is a change of control, Mr. Mills' unvested equity awards will immediately vest and his options will continue to be exercisable in accordance with their terms. In addition, if Mr. Mills' employment is terminated for any reason during the 12 months after the change of control, Mr. Mills will be entitled to receive severance equal to two years of his ending base salary and continuation of his other benefits for a 24-month period. The initial term of Mr. Mills' agreement is three years and the agreement will automatically renew for one year periods thereafter unless non-renewed by either party at least 30 days prior to the expiration date. Mr. Mills' employment agreement contains an agreement not to compete during the term of the agreement and for a period of 12 months following termination of Mr. Mills' employment for any reason other than a termination without cause. Mr. Mills' employment agreement also contains confidentiality and non-solicit provisions.

        Michael J. Schozer.    Michael J. Schozer, age 47, serves as the President of Assured Guaranty Corp. pursuant to his employment agreement with the Company and is paid a minimum base salary of $350,000 per year. Effective January 1, 2005, Mr. Schozer's annual base salary is $375,000. Upon joining the Company, Mr. Schozer was paid a signing bonus of $500,000, subject to forfeiture in part in the event of his resignation or termination for cause during the first 12 months of his employment. Mr. Schozer is eligible to receive annual bonuses with a target bonus of 200% of his minimum base salary, with the actual amount to be determined by the Compensation Committee based upon the Company's profitability and Mr. Schozer's individual performance, subject to a minimum annual bonus equal to 100% of his minimum base salary. In connection with the Company's initial public offering, Mr. Schozer was granted an award of (i) 120,000 restricted common shares and (ii) options to purchase 240,000 common shares. Restricted common shares will vest evenly over a four year period with the first one-fourth vesting one year after the date of the award. Options will vest evenly over a three year period with the first one-third vesting one year after the date of the award. If Mr. Schozer retires at age 55 or later with at least three years of service, his options and restricted stock will continue to vest on their original schedule and his options shall be exercisable until the expiration of the original grant. These restricted common shares and options are subject to the terms and conditions of the Company's Long-Term Incentive Plan. Mr. Schozer is eligible to participate in our long-term incentive program, including the Company's Long-Term Incentive Plan. Awards will be made by the Compensation Committee and will be based upon our profitability and Mr. Schozer's individual performance. During each year in the initial three-year term, if we report positive net income Mr. Schozer is guaranteed that the value of any long-term incentive award made for that year will be no less than the amount of his annual base salary; his target award will be 40,000 restricted common shares and 80,000 options to purchase common shares. Mr. Schozer is also eligible to participate in the Company's general benefit plans, in accordance with the terms of the applicable plans. If there is a change of control, Mr. Schozer's unvested equity awards will immediately vest and his options will continue to be exercisable in accordance with their terms. In addition, if Mr. Schozer's employment is terminated for any reason during the 12 months after the change of control, Mr. Schozer will be entitled to receive severance equal to two years of his ending base salary and continuation of his other benefits for a 24-month period. The initial term of Mr. Schozer's agreement is three years and the agreement will automatically renew for one year periods thereafter unless non-renewed by either party at least 30 days prior to the expiration date. Mr. Schozer's employment agreement contains an agreement not to compete during the term of the agreement and for a period of 12 months following termination of Mr. Schozer's employment for any reason other than a termination without cause. Mr. Schozer's employment agreement also contains confidentiality and non-solicit provisions.

        James M. Michener.    James M. Michener, age 52, serves as General Counsel of the Company and is paid a minimum base salary of $350,000 per year. Effective January 1, 2005, Mr. Michener's annual base salary is $375,000. Mr. Michener is eligible to receive annual bonuses with a target bonus of 150% of his minimum base salary, with the actual amount to be determined by the Compensation Committee based upon our profitability and Mr. Michener's individual performance, subject to a minimum annual bonus equal to 100% of his minimum base salary. In connection with the Company's initial public offering, Mr. Michener was granted an award of (i) 80,000 restricted common shares and (ii) options to purchase 160,000 common shares. Restricted common shares will vest evenly over a four year period with the first one-fourth vesting one year after the date of the award. Options will vest evenly over a three year period with the first one-third vesting one year after the date of the award. If Mr. Michener retires at age 55 or later with at least three years of service, his options and restricted stock will continue to vest on their original schedule and his options shall be exercisable until the expiration of the original grant. These restricted common shares and options are subject to the terms and conditions of the Company's Long-Term Incentive Plan. Mr. Michener is eligible to participate in the Company's long-term incentive program, including the Company's Long-Term Incentive Plan. Awards will be made by the Compensation Committee and will be based upon our profitability and Mr. Michener's individual performance. During each year in the initial three-year term, if we report positive net income Mr. Michener is guaranteed that the value of any long-term incentive award made for that year will be no less than the amount of his annual base salary; his target award will be 20,000 restricted common shares and 40,000 options to purchase common shares. Mr. Michener is also eligible to participate in the Company's general benefit plans, in accordance with the terms of the applicable plans. Mr. Michener is entitled to a housing allowance for residency in Bermuda of up to $10,000 per month. Beginning September 2004, Mr. Michener's housing allowance has been increased to $12,000 per month. If there is a change of control, Mr. Michener's unvested equity awards will immediately vest and his options will continue to be exercisable in accordance with their terms. In addition, if Mr. Michener's employment is terminated for any reason during the 12 months after the change of control, Mr. Michener will be entitled to receive severance equal to two years of his ending base salary and continuation of his other benefits for a 24-month period. The initial term of Mr. Michener's agreement is three years and the agreement will automatically renew for one year periods thereafter unless non-renewed by either party at least 30 days prior to the expiration date. Mr. Michener's employment agreement contains an agreement not to compete during the term of the agreement and for a period of 12 months following termination of Mr. Michener's employment for any reason other than a termination without cause. Mr. Michener's employment agreement also contains confidentiality and non-solicit provisions.

        Pierre A. Samson.    Pierre A. Samson, age 40, serves as the president of AGRI pursuant to his employment agreement with the Company and is paid a minimum base salary of $350,000 per year. Mr. Samson is eligible to receive annual bonuses with a target bonus of 0-200% of his minimum base salary, with the actual amount to be determined by our compensation committee based upon the Company's profitability and Mr. Samson's individual performance. In connection with the Company's initial public offering, Mr. Samson was granted an award of (i) 50,000 restricted common shares and (ii) options to purchase 100,000 common shares. Restricted common shares will vest evenly over a four year period with the first one-fourth vesting starting one year after the date of the award. Options will vest evenly over a three year period with the first one-third vesting one year after the date of the award. If Mr. Samson retires at age 55 or later with at least three years of service, his options and restricted stock will continue to vest on their original schedule and his options shall be exercisable until the expiration of the original grant. These restricted common shares and options will be subject to the terms and conditions of the Company's Long-Term Incentive Plan. Mr. Samson is eligible to participate in the Company's long-term incentive program, including the Company's Long-Term Incentive Plan. Awards will be made by the Compensation Committee and will be based upon the Company's profitability and Mr. Samson's individual performance. Mr. Samson is also eligible to participate in the

Company's general benefit plans, in accordance with the terms of the applicable plans. Mr. Samson was entitled to his current housing allowance for residency in Bermuda until December 31, 2004. The initial term of Mr. Samson's agreement is three years and the agreement will automatically renew for one year periods thereafter unless non-renewed by either party at least 30 days prior to the expiration date. Mr. Samson's employment agreement contains an agreement not to compete during the term of the agreement and for a period of 12 months following termination of Mr. Samson's employment for any reason other than a termination without cause. Mr. Samson's employment agreement also contains confidentiality and non-solicit provisions.

        A "change in control" as used in the employment agreements described above means the occurrence of the events described in any of the following paragraphs:

  •
  the acquisition (other than specifically identified categories of acquisitions) by any person or group of ownership of any voting securities of Assured Guaranty if, immediately after the acquisition, the person has ownership of more than twenty-five percent (25%) of either our outstanding common shares, or the combined voting power of our outstanding voting securities; provided that an acquisition of voting securities by ACE or one of its affiliates will not constitute a change of control;

  •
  individuals who constitute our incumbent board cease for any reason to represent greater than 50% of the voting power of members of our board; provided that for purposes of this paragraph, the Company's "incumbent board" means the members of our Board as of the date of the completion of the IPO and any individual becoming a director after that date whose election, or nomination for election, was approved by a vote of at least a majority of the directors then comprising the incumbent board; provided, however, that a person will not be considered a member of our incumbent board if he was elected as a result of an actual or publicly threatened election contest or other actual or publicly threatened solicitation of proxies or consents by or on behalf of a person other than our board;

  •
  consummation of (A) a reorganization, amalgamation, merger, consolidation, or other business combination involving us or (B) the sale or other disposition of more than fifty percent (50%) of the Company's operating assets (determined on a consolidated basis), other than any such transaction in which:

  •
  the Company's shareholders before the transaction continue to own a majority of the shares of the ultimate parent resulting from the transaction,

  •
  no person will own more than 25% of the resulting parent company; and

  •
  individuals who were members of our incumbent board prior to the transaction will constitute at least a majority of the members of the board of the ultimate parent resulting from the transaction;

  •
  approval by our shareholders of a plan of complete liquidation or dissolution.

PERFORMANCE GRAPH

        Set forth below are a line graph and a table comparing the dollar change in the cumulative total shareholder return on the Company's Common Shares from April 22, 2004 through December 31, 2004 as compared to the cumulative total return of the Standard & Poor's 500 Stock Index and the cumulative total return of the Standard & Poor's 500 Financials Index. The chart and table depict the value on April 22, 2004 and December 31, 2004 of a $100 investment made on April 22, 2004, with all dividends reinvested.

	Assured Guaranty	S&P 500 index	S&P 500 Financials index
4/22/04	$100.00	$100.00	$100.00
6/30/04	$94.17	$100.43	$99.94
9/30/04	$92.73	$98.55	$100.30
12/31/04	$109.67	$107.65	$108.25

Equity Compensation Plan Information

        The following table summarizes the Company's equity compensation plans as of December 31, 2004:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	N/A		N/A	N/A
Equity compensation plans not approved by security holders	1,794,400	(1)	$17.88	4,705,208	(2)

Total	1,794,400		$17.88	4,705,208

(1)
Includes Common Shares to be issued upon exercise of stock options granted under the Assured Guaranty Ltd. 2004 Long-Term Incentive Plan, which plan is being voted upon at the Annual General Meeting on May 5, 2005 and is described in the section of this proxy statement entitled "Approval of Assured Guaranty Ltd. 2004 Long-Term Incentive Plan."

(2)
Includes Common Shares available for future stock options granted and restricted stock awards reserved for future issuance under the Assured Guaranty Ltd. 2004 Long-Term Incentive Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Role of the Compensation Committee

        The Compensation Committee of the Board of Directors (the "Committee") is comprised entirely of independent, non-management directors. The Committee has responsibility for establishing and overseeing executive compensation policies, determining the compensation of the Chief Executive Officer based on an evaluation process and reviewing compensation recommendations regarding the other senior officers and determining appropriate compensation levels for such officers.

Compensation Principles

        The goal of the Committee is to enhance shareholder value by:

  •
  Attracting and retaining talented executives who are needed for the Company's long-term success.

  •
  Closely aligning the financial rewards of management with those of the Company's shareholders by motivating executives to achieve the Company's business goals and to reward them for such achievement.

  •
  Creating accountability for individual performance measured by individual, unit and Company attainment of goals.

        The Committee is also aware of the unique circumstances which relate to the attraction and retention of superior executives in Bermuda, and attempts to create and administer a compensation program to achieve that result.

2004 Performance Factors

        In granting compensation awards for 2004 performance, the Committee considered the successful April 2004 initial public offering, implementation of a new business strategy, return on equity, expense control, retention and recruiting of highly qualified staff, strong financial ratings and other business and corporate goals. In addition, certain compensation awards are designed to replace forfeited benefits for executives recruited from outside the Company.

Compensation Elements

        Each executive's total compensation is generally comprised of three components: salary, annual incentive compensation awards and long-term incentive compensation awards. The mix of an officer's total compensation is generally based upon the level of the officer's position, with more senior officers receiving a greater percentage of their total compensation in the form of incentive compensation (i.e., variable compensation), and a lesser percentage in the form of salary (i.e., fixed compensation).

        The Committee determines compensation levels by reference to compensation for comparable positions at comparable companies, based in the United States and Bermuda, as well as performance during the prior year. The Company seeks to pay competitive cash compensation at all levels of the Company. For the highest performing executives the Company will pay superior cash and total compensation, with a large portion consisting of annual bonus and long-term incentive equity grants.

        The Company has also established, subject to shareholder approval, a broad-based employee stock purchase plan, providing officers and employees the opportunity to increase their share ownership in the Company at a discount to market price. The Committee believes this will further align officer and employee interest with shareholder interest.

        In conjunction with the IPO, the Company established the Assured Guaranty Ltd. Replacement Award Plan, pursuant to which 436,102 Common Shares, equal to the value of restricted shares of

ACE Limited that the Company's officers and employees forfeited upon completion of the IPO, were placed in trust for various officers and employees of the Company who had so forfeited ACE shares. The awards under this plan generally provided for Common Shares held by the trust to be delivered 18 months after the IPO so long as during that 18-month period the individual who received the award was not employed by any designated financial guaranty company. No further awards will be made under this replacement plan, which will terminate once all shares held in trust under existing awards have been distributed. Because this plan was intended to replace ACE awards, receipt of awards under this plan does not affect current compensation decisions.

Compensation Process

        The Company's Chief Executive Officer makes recommendations for the compensation of each senior executive officer, other than himself. The Committee reviews these recommendations and the relevant data with the CEO and then approves or modifies the recommended compensation package for each senior executive. The Committee meets separately to evaluate the performance of the Company's Chief Executive Officer and determine his compensation.

        The Committee hired Frederic W. Cook & Co., Inc. ("Cook"), an independent consulting firm, to assist the Committee by accumulating compensation data from a peer group of companies that the Company considers comparable to it for the purpose of determining the compensation of the Company's Chief Executive Officer and other executive officers. In addition, Cook also assisted the Company in developing new compensation structures throughout the Company.

        The Committee uses cash bonuses as an annual incentive compensation tool. The bonus component of annual compensation provides a timely link between recent Company performance and compensation, allowing the Committee to adjust annual compensation to reflect the Company's financial performance as well as the performance of individual executives. The Committee believes that providing variable compensation in the form of bonuses is an important tool to reward an individual based on performance on a year-to-year basis, while providing an attractive compensation package designed to encourage retention of valuable employees.

        The Company has established a long-term incentive plan, which uses equity awards to create incentives for employees to enhance the long-term value of the Company and its competitive position. A key goal of the long-term incentive plan is to increase officer ownership of Company shares, thereby aligning executives' interests with long-term shareholder interests. While the Company's long-term incentive plans provide for a range of types of awards, the Committee has made awards in the form of options and restricted shares. The Committee believes that restricted share awards, particularly those with delayed vesting, are crucial in helping to retain high caliber executives. By providing an immediate equity stake in the Company upon the date of the grant, restricted stock enables the Company to provide incentives to achieve its long-term incentive goals using a smaller number of shares than are needed to provide similar value to its employees through options. The Committee included options as part of the Company's long-term compensation package because the Company believes that options are also a valuable incentive tool, providing compensation only if stock price increases.

        The Company made option grants and awards of restricted shares under its long-term incentive plan in conjunction with its initial public offering (the "IPO"). The amount and mix of these awards were determined as part of the initial public offering process by the pre-IPO Board of Directors based on information provided by Mercer Human Resources Consulting, an independent consulting firm, and on negotiations with executives being recruited to work for the Company. In addition, as part of its annual compensation review process, the Committee made option grants and awards of restricted shares under this plan in February 2005.

Tax Deductibility of Incentive Compensation

        Under U.S. income tax rules, Section 162(m) of the Internal Revenue Code limits the deductibility of annual compensation in excess of $1 million paid to the Company's Chief Executive Officer and any of the four other highest paid officers. However, compensation is exempt from this limit if it qualifies as "performance-based compensation." Performance-based compensation generally includes only payments that are contingent on achievement of performance objectives, and excludes fixed or guaranteed payments. The limit has no direct application to the Company, because the Company is not subject to U.S. income taxes. However, if a U.S. subsidiary has an employee who is among the five most highly compensated officers that subsidiary's deduction will be subject to this limit.

        Although the Compensation Committee will consider deductibility under Section 162(m) with respect to the compensation arrangements for executive officers who may be employed by subsidiaries subject to U.S. income tax, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since Company objectives may not always be consistent with the requirements for full deductibility, the Company and subsidiaries may enter into compensation arrangements under which payments would not be deductible under Section 162(m).

CEO Compensation

        In determining Mr. Frederico's annual and long-term incentive awards for his service as President and Chief Executive Officer, the Committee reviewed, among other things, data gathered by Cook on the compensation of the Company's peer group. In addition, the Committee reviewed the Company's financial and operational objectives for 2004 and compared them to actual performance. The Committee took market conditions and the Company's shift in strategic direction into consideration. The Committee also considered measures of stock performance since the Company became a public company, such as return on equity, book value per share and share price and compared them to the performance by peer group companies.

        The Committee believes that Mr. Frederico has made valuable contributions to the Company's long-term financial strength by maintaining the Company's leadership as the largest monoline financial guaranty reinsurer, while significantly developing its direct financial guaranty business. The Committee noted that financial ratings from Standard & Poor's and Moody's were either maintained or increased in 2004. The Committee also considered a number of the Company's strategic accomplishments, such as completion of the IPO, the $200 million long term debt issuance and the receipt of licenses in the United Kingdom, Europe and California. The Committee also believes that Mr. Frederico will play a critical role in the Company's future earning power.

        Based on the above and Mr. Frederico's other responsibilities during the Company's first year as a public company, the Committee has maintained Mr. Frederico's annual salary at $700,000 for 2005.

        The Committee awarded a $1,400,000 bonus to Mr. Frederico, in recognition of his contributions to the Company's initial public offering and subsequent operations and accomplishments as a public company.

        The Committee felt it was appropriate to award long-term compensation to Mr. Frederico between the median and 75th percentile of the prior year comparable compensation for a broad group of financial guaranty companies based on data provided by the Company's compensation consultants. Accordingly, the Committee awarded Mr. Frederico 83,333 restricted Common Shares, valued at $1,502,494, based on the per Common Share closing price of $18.03 on February 10, 2005, the date of the grant, and ten-year options to purchase 166,667 Common Shares at an exercise price of $18.03, equal to the per Common Share closing price on February 10, 2005, the date of the grant. These grants were intended to reward his performance subsequent to the IPO and to provide further incentive for future performance. In conjunction with the IPO, Mr. Frederico was awarded options to purchase

500,000 Common Shares, at an exercise price of $18.00 per share, and 250,000 restricted Common Shares, valued at $4,462,500 based on the per Common Share closing price of $17.85 on April 28, 2004, the date of the grant, under the Long-Term Incentive Plan. Also, as contemplated in the IPO prospectus, Mr. Frederico received 153,331 Common Shares, valued at $2,736,958, based on the per Common Shares closing price of $17.85 on April 28, 2004, the date of the grant, under the Replacement Award Plan to replace forfeited shares of ACE Limited.

        The foregoing report has been approved by all members of the Committee.

                      Walter A. Scott, Chairman
                      Neil Baron
                      Stephen A. Cozen

AUDIT COMMITTEE REPORT

        The Audit Committee consists of three members of the Board of Directors, each of whom is independent of the Company and its management, within the meaning of the New York Stock Exchange listing standards, and has been determined by the Board of Directors to be financially literate, as contemplated by the NYSE listing standards, and an "audit committee financial expert", within the meaning of the rules of the Securities and Exchange Commission.

        The Audit Committee operates under a written charter approved by the Board of Directors, a copy of which is attached as Exhibit A to this year's Proxy Statement and is available on the Company's website. As more fully described in the charter, the primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company's financial statements and financial reporting process, the system of internal controls, the audit process, the performance of the Company's internal audit process and the performance, qualification and independence of the Company's independent auditors, PricewaterhouseCoopers LLP ("PwC").

        The Company's management prepares the Company's consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and is responsible for the financial reporting process that generates these statements. PwC audits the Company's year-end financial statements and reviews interim financial statements. The Audit Committee, on behalf of the Board of Directors, monitors and reviews these processes, acting in an oversight capacity relying on the information provided to it and on the representations made to it by the Company's management, PwC and other advisors.

        Following the Company's IPO in April, the Audit Committee held three meetings in 2004. In addition, the Audit Committee had telephonic conference calls, including two calls with management and PwC, at which the Company's quarterly financial statements were reviewed in advance of their public release. At all of its meetings, the Audit Committee met with management, PwC, the chief financial officer and the general counsel to review, among other matters, the overall scope and plans for the internal and independent audits, and the results of such audits; critical accounting estimates and policies; the status of the Company's loss reserves and compliance with the Company's conflict of interest, ethics and code of conduct policies. At each meeting the Audit Committee reviewed risk management with the chief financial officer or the chief risk officer. Also, at all of the Audit Committee meetings the Audit Committee met in executive session (i.e., without management present) with representatives of PwC to discuss the results of their examinations and their evaluations of the Company's internal controls and overall financial reporting. Specific portions of meetings were dedicated to further education of Audit Committee members. Also during 2004 the Company, in consultation with the Audit Committee, established an internal audit charter and program. The Company has retained Ernst & Young LLP to provide services in connection with the internal audit program.

        The Audit Committee has reviewed and discussed the Company's December 31, 2004 audited consolidated financial statements with management and with PwC. The Committee also reviewed the Company's program to ensure compliance with the requirements of the financial reporting regulations known as Sarbanes-Oxley when it becomes effective for the Company and its internal controls over financial reporting. By regulation, the Company is not yet required to prepare a management report on internal control until its annual report for the year ended December 31, 2005 to be filed in 2006.

        The Audit Committee has also discussed with PwC all the matters required to be discussed by generally accepted auditing standards, including those described in Statement of Auditing Standards No. 61 ("Communication with Audit Committees"). These discussions included (a) the auditor's judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting, (b) methods used to account for significant unusual transactions, (c) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus, (d) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates and (e) disagreements with management over the application of accounting principles, of which there were none, the basis for management's accounting estimates, and disclosures in the financial statements. The Audit Committee also reviewed all other material written communications between PwC and management.

        The Audit Committee has also discussed with PwC their independence from the Company and management, including a review of audit and non-audit fees, and has reviewed in that context the written disclosures and the communication required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees").

        Based on the review and discussions referred to above, and in reliance on the information, opinions, reports or statements presented to the Audit Committee by the Company's management and PwC, the Audit Committee recommended to the Board of Directors that the December 31, 2004 audited consolidated financial statements be included in the Company's Annual Report on Form 10-K.

        The foregoing report has been approved by all members of the Audit Committee.

                      G. Lawrence Buhl, Chairman
                      Patrick W. Kenny
                      Walter A. Scott

APPROVAL OF ASSURED GUARANTY LTD. 2004 LONG-TERM INCENTIVE PLAN
(Item B on Proxy Card)

        A proposal will be presented at the Annual General Meeting to re-approve the Assured Guaranty Ltd. 2004 Long-Term Incentive Plan (the "LTIP"). The LTIP was adopted by the Board of Directors on April 22, 2004, was effective as of April 21, 2004 (the "Effective Date"), was approved by the Company's sole shareholder prior to the IPO, and was disclosed in connection with the IPO. A summary of the material provisions of the LTIP is set forth below. A copy of the LTIP is set forth in Exhibit C.

        If certain officers of the Company or its subsidiaries receive annual compensation in excess of $1 million, the ability of the Company to receive a U.S. federal income tax deduction for awards granted under the LTIP to those officers after this Annual General Meeting is contingent on the LTIP being re-approved by the Company's shareholders at this Annual General Meeting. (See discussion of the $1 million limit below.) As a result, the Board of Directors is recommending that the shareholders re-approve the LTIP.

Purpose

        The LTIP has been established by the Company to

  •
  attract and retain persons eligible to participate in the LTIP;

  •
  motivate eligible individuals to whom awards under the LTIP will be granted, by means of appropriate incentives, to achieve long-range goals;

  •
  provide incentive compensation opportunities that are competitive with those of other similar companies; and

  •
  further identify participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common shares ("Stock"); and thereby promote the long-term financial interest of the Company and its subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

        The Company has proposed the LTIP at this time because it believes in the merits of linking executives' overall compensation opportunities to the enhancement of long-term shareholder return. The Company uses equity-based compensation, such as options and other Company Stock-related awards, as key elements of its executives' compensation packages. Because the Company believes it is important for the employees and directors of the Company and its subsidiaries to have an equity interest in the Company so that their interests are aligned with shareholder interests, and to be eligible to receive cash incentive awards, the Board of Directors has approved the LTIP, and is recommending it to shareholders for re-approval. The Board of Directors believes that the LTIP will help achieve this goal and is necessary in order for the Company to continue making equity awards to employees and directors at competitive levels.

        To achieve these objectives, the LTIP provides for the grant of non-qualified and incentive stock options, stock appreciation rights ("SARs"), full value awards and cash incentive awards.

General

        The LTIP provides that it is administered by a committee of two or more members of the Board of Directors of the Company who are selected by the Board. The Board has designated the Compensation Committee of the Board to serve as the committee administering the LTIP. The Compensation Committee selects those persons who shall become participants (who can be employees of the Company or any of its subsidiaries or consultants, directors or other persons providing services to the Company or any of its subsidiaries), determines the types of awards to be granted, and establishes the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards. The Compensation Committee may delegate all or any portion of its responsibilities or powers under the LTIP to persons selected by it. If the Compensation Committee does not exist, or for any other reason determined by the Board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board may take any action under the LTIP that would otherwise be the responsibility of the Compensation Committee.

        The maximum number of shares of Stock that may be delivered to participants and their beneficiaries under the LTIP shall equal 7,500,000. Any shares covered by an award that are not delivered on an unrestricted basis (for example, because the award is forfeited, canceled, settled in cash, or used to satisfy the applicable tax withholding obligation) shall not be deemed to have been delivered for this purpose. If the exercise price of any option granted under the LTIP, or the tax withholding obligation with respect to any Award granted under the LTIP, is satisfied by tendering shares of Stock to the Company, only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the number of shares of Stock available for delivery under the LTIP. The maximum number of shares of Stock that may be delivered to participants and their beneficiaries under the LTIP as full value awards may not exceed 2,500,000.

        The following additional limits apply to awards under the LTIP:

  •
  no more than 7,500,000 shares of Stock for incentive stock options may be delivered to participants and their beneficiaries under the LTIP;

  •
  the maximum number of shares of Stock that may be covered by options and SARs granted to any one participant in any one calendar year may not exceed 2,500,000 shares; and

  •
  for full value awards that are intended to be performance-based compensation (as described below) no more than 1,250,000 shares of Stock may be delivered pursuant to awards granted to any participant during any one calendar year, regardless of whether settlement of the award is to occur prior to, at the time of, or after the time of vesting.

        The shares of Stock with respect to which awards may be made under the LTIP shall be:

  •
  shares currently authorized but unissued;

  •
  to the extent permitted by applicable law, currently held or acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions; or

  •
  shares purchased in the open market by a direct or indirect wholly-owned subsidiary of the Company (as determined by the Chief Executive Officer or the Chief Financial Officer of the Company). The Company may contribute to the subsidiary an amount sufficient to accomplish the purchase in the open market of the shares of Stock to be so acquired (as determined by the Chief Executive Officer or the Chief Financial Officer of the Company).

        At the discretion of the Compensation Committee, an award under the LTIP may be settled in cash or a replacement award rather than Stock. The closing price with respect to the Stock on March 15, 2005 was $18.82 per share.

        The Compensation Committee may use shares of Stock available under the LTIP as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a subsidiary, including the plans and arrangements of the Company or a subsidiary assumed in business combinations.

        In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Compensation Committee may adjust awards to preserve the benefits or potential benefits of the awards. Action by the Compensation Committee may include:

  •
  adjustment of the number and kind of shares which may be delivered under the LTIP;

  •
  adjustment of the number and kind of shares subject to outstanding awards;

  •
  adjustment of the exercise price of outstanding options and SARs; and

  •
  any other adjustments that the Compensation Committee determines to be equitable, which may include, without limitation:

  •
  replacement of awards with other awards which the Compensation Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and

  •
  cancellation of the award in return for cash payment of the current value of the award, determined as though the award is fully vested at the time of payment, provided that in the case of an option, the amount of such payment may be the excess of value of the Stock subject to the option at the time of the transaction over the exercise price.

        Except as otherwise provided by the Compensation Committee, awards under the LTIP are not transferable except as designated by the participant by will or by laws of descent and distribution.

        The LTIP is not subject to the Employee Retirement Income Security Act of 1974, as amended.

Eligibility

        All employees and directors of the Company or its subsidiaries, as well as consultants and other persons providing services to the Company or its subsidiaries, are eligible to become participants in the LTIP, except that non-employees may not be granted incentive stock options. As of March 15, 2005, the Company and its subsidiaries had approximately 110 employees. The specific employees who will be granted awards under the LTIP and the type and amounts of any such awards will be determined by the Compensation Committee. The awards that have been made to date to executive officers under the LTIP are described in the Summary Compensation Table. In addition, a total of 38,892 shares of restricted stock and 35,000 stock units were granted to non-executive directors as a group under the LTIP and a total of 444,200 shares of restricted stock and options to purchase 899,900 shares of stock were granted to non-executive employees as a group under the LTIP.

Options

        The Compensation Committee may grant an incentive stock option or non-qualified stock option to purchase the Stock at an exercise price determined under the option. Except as described below, the exercise price for an option shall not be less than the fair market value of a share of Stock at the time the option is granted or, if greater, the par value, if any, of a share. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price, except as approved by the Company's shareholders or as adjusted for corporate transactions described above.

        The option shall be exercisable in accordance with the terms established by the Compensation Committee. The full purchase price of each share of Stock purchased upon the exercise of any option shall be paid at the time of exercise of an option. Except as otherwise determined by the Compensation Committee, the purchase price of an option shall be payable in cash, by promissory note, in shares of Stock (valued at fair market value as of the day of exercise), or a combination thereof; provided that, except as otherwise provided by the Compensation Committee, payments made with Stock shall be limited to Stock held by the participant for not less than six months prior to the payment date. The Compensation Committee, in its discretion, may impose such conditions, restrictions, and contingencies on Stock acquired pursuant to the exercise of an option as the Compensation Committee determines to be desirable. In no event will an option expire more than ten years after the grant date.

Stock Appreciation Rights

        An SAR entitles the participant to receive the amount (in cash or shares of Stock) by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Compensation Committee. Except as described below, the exercise price for an SAR shall not be less than the fair market value of the Stock at the time the SAR is granted or, if less, the exercise price of the tandem option. The Compensation Committee may grant an SAR independent of any option grant and may grant an option and SAR in tandem with each other, and SARs and options granted in tandem may be granted on different dates but may have the same exercise price. The SAR shall be exercisable in accordance with the terms established by the Compensation Committee. The Compensation Committee, in its discretion, may impose such conditions, restrictions, and contingencies on Stock acquired pursuant to the exercise of an SAR as the Compensation Committee determines to be desirable. In no event will an SAR expire more than ten years after the grant date.

Full Value Award

        The following types of "full value awards" may be granted, as determined by the Compensation Committee:

  •
  The Compensation Committee may grant shares of Stock that may be in return for previously performed services, or in return for the participant surrendering other compensation that may be due.

  •
  The Compensation Committee may grant shares of Stock that are contingent on the achievement of performance or other objectives during a specified period.

  •
  The Compensation Committee may grant shares of Stock subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the participant, or the achievement of performance or other objectives.

        Any such awards shall be subject to such other conditions, restrictions and contingencies as the Compensation Committee determines. If the right to become vested in a full value award is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without achievement of performance measures (as described below) or other performance objectives being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service for full vesting will not be less than three years (subject to accelerated vesting, to the extent provided by the Compensation Committee, in the event of the participant's death, disability, retirement, change of control or involuntary termination).

Cash Incentive Awards

        The Compensation Committee may grant cash incentive awards (including the right to receive payment of shares having the value equivalent to the cash otherwise payable) that may be contingent on achievement of a participant's performance objectives over a specified period established by the Compensation Committee. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Compensation Committee.

$1 Million Limit

        A U.S. income tax deduction for the Company will generally be unavailable for annual compensation in excess of $1 million paid to any of the five most highly compensated officers of a public corporation. However, amounts that constitute "performance-based compensation" are not counted toward the $1 million limit. It is expected that, generally, options and SARs granted under the

LTIP will satisfy the requirements for "performance-based compensation." The Compensation Committee may designate whether any full value awards or cash incentive awards being granted to any participant are intended to be "performance-based compensation" as that term is used in section 162(m) of the Code. Any such awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures, to the extent required by Code section 162(m). The performance measures that may be used for such awards shall be based on any one or more of the following Company, subsidiary, operating unit or division performance measures as selected by the Compensation Committee: gross premiums written; net premiums written; net premiums earned; net investment income; losses and loss expenses; underwriting and administrative expenses; operating expenses; cash flow(s); operating income; earnings before interest and taxes; net income; stock price; dividends; strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders' equity and/or shares outstanding, investments or to assets or net assets.

  Change in Control

        The LTIP provides that the occurrence of a change in control shall have such effect, if any, with respect to any award as set forth in the award agreement or, to the extent not prohibited by the LTIP or the award agreement, as provided by the Compensation Committee. For the purposes of the LTIP, a "change in control" is generally deemed to occur when:

  •
  Any person becomes the owner of 25% of the voting securities of the Company.

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  The majority of the Board of Directors consists of individuals other than Incumbent Directors, which term means the members of the Board of Directors on the Effective Date of the LTIP; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by a majority of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director.

  •
  The sale or other disposition of more than 50% of the operating assets of the Company, or the reorganization, merger, amalgamation, consolidation or other business combination involving the Company, except the transaction will not be a Change in Control if it is a sale-leaseback or other arrangement resulting in the continued utilization of the assets being sold by the Company, and the transaction will not be a Change in Control if (i) the shareholders of the Company immediately before the transaction own more than 50% of the outstanding equity securities and voting power after the transaction; (ii) no person will have ownership of more than 25% of the parent company resulting from the transaction; and (iii) Incumbent Directors immediately prior to the transaction will constitute a majority of the board of the parent company resulting from the transaction.

  •
  The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Amendment and Termination

        The LTIP may be amended or terminated at any time by the Board, and the Board or the Compensation Committee may amend any award granted under the LTIP, provided that no amendment or termination may adversely affect the rights of any participant under any Award granted prior to the date such amendment is adopted without the participant's written consent (except for adjustments for corporate transactions, as described above). The Board may not amend the provisions of the LTIP related to repricing without approval of shareholders.

        The LTIP provides that it will continue in effect until terminated by the Board, except that no new awards may be granted under the LTIP after the ten-year anniversary of the Effective Date. Any awards that are outstanding after the plan's termination shall remain subject to the terms of the LTIP.

United States Income Tax Considerations

        The following is a brief description of the U.S. federal income tax treatment that will generally apply to awards under the LTIP based on current U.S. income taxation with respect to participants who are subject to U.S. income tax.

        Non-Qualified Options.    The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of Stock acquired over the exercise price for those shares. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares of Stock equal to the fair market value of the shares at the time of exercise.

        The exercise of a non-qualified option through the delivery of previously acquired shares of Stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the participant at the time of the exercise. The excess shares will have a new holding period for capital gain purposes and a basis equal to the value of such shares of Stock determined at the time of exercise.

        Neither the participant nor the transferee will realize taxable income at the time of a non-arms' length transfer of a non-qualified option as a gift. Upon the subsequent exercise of the option by the transferee, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares of Stock on the date of exercise over the option price. Upon a subsequent disposition of the shares of Stock by the transferee, the transferee will generally realize short-term or long-term capital gain or loss, with the basis for computing such gain or loss equal to the fair market value of the shares at the time of exercise. If a participant makes a gift of an option, and surrenders all dominion and control of the option, the gift should be complete for U.S. gift tax purposes at the time of transfer and should be valued at that time or, if later, at the time the option becomes vested. For gift and estate tax purposes, the gift of an option would generally cause the option and the shares of Stock acquired by exercise to be excluded from the participant's estate. Special rules may apply if the participant makes a gift of an award to a charity or to a "living trust" under which the participant retains the right to revoke the trust or substantially alter its terms.

        Incentive Stock Options.    The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).

        The excess of the fair market value of the shares of Stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares of Stock at the time of exercise.

        If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant of the incentive stock option or within one year after receiving the transfer of such shares of Stock, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

        If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

        The exercise of an incentive stock option through the exchange of previously acquired shares of Stock will generally be treated in the same manner as such an exchange would be treated in connection with the exercise of a non-qualified option; that is, as a non-taxable, like-kind exchange as to the number of shares given up and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gain purposes, the same holding period as the shares that are given up. However, such holding period will not be credited for purposes of the one-year holding period required for the new shares to receive incentive stock option treatment. Shares received in excess of the number of shares given up will have a new holding period and will have a basis of zero or, if any cash was paid as part of the exercise price, the excess shares received will have a basis equal to the amount of the cash. If a disqualifying disposition (a disposition before the end of the applicable holding period) occurs with respect to any of the shares received from the exchange, it will be treated as a disqualifying disposition of the shares with the lowest basis.

        If the exercise price of an incentive stock option is paid with shares of Stock of the Company acquired through a prior exercise of an incentive stock option, gain will be realized on the shares given up (and will be taxed as ordinary income) if those shares have not been held for the minimum incentive stock option holding period (two years from the date of grant and one year from the date of transfer), but the exchange will not affect the tax treatment, as described in the immediately preceding paragraph, of the shares received.

        Stock Appreciation Rights.    The grant of an SAR will not result in taxable income to the participant. Upon exercise of an SAR, the amount of cash or the fair market value of shares of Stock received will be taxable to the participant as ordinary income. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

        Full Value Awards.    A participant who has been granted a full value award will not realize taxable income at the time of grant if the grant is subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of other objectives, assuming that the restrictions constitute a "substantial risk of forfeiture" for U.S. income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period will also be compensation income to the participant.

        Cash Incentive Awards.    A participant will realize taxable income at the time the cash incentive award is distributed.

        Deferred Compensation Rules.    Under U.S. tax rules that generally became effective January 1, 2005, certain types of awards under the LTIP might constitute deferred compensation. The grant of deferred compensation awards could result in tax penalties for participants unless certain requirements are satisfied. The Company currently intends to structure awards under the LTIP so that they do not result in the application of such tax penalties to participants.

        Withholding of Taxes.    Pursuant to the LTIP, the Company may deduct, from any payment or distribution of shares under the LTIP, the amount of any tax required by law to be withheld with respect to such payment, or may require the participant to pay such amount to the Company prior to, and as a condition of, making such payment or distribution. Subject to rules and limitations established by the Compensation Committee, a participant may elect to satisfy the withholding required, in whole or in part, either by having the Company withhold shares of Stock from any payment under the LTIP or by the participant delivering common shares of the Company to the Company. However, the number of such shares used to satisfy the withholding obligation may not be more than the number required to satisfy the Company's minimum statutory withholding obligation based on minimum statutory withholding rates for U.S. federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. Any election must be made in writing on or before the date when the amount of taxes to be withheld is determined. The portion of the withholding that is satisfied with shares will be determined using the fair market value of shares of Stock of the Company on the date when the amount of taxes to be withheld is determined.

        The use of shares of Stock of the Company to satisfy any withholding requirement will be treated, for U.S. income tax purposes, as a sale of such shares for an amount equal to the fair market value of the shares on the date when the amount of taxes to be withheld is determined. If previously-owned shares of Stock of the Company are delivered by a participant to satisfy a withholding requirement, the disposition of such shares would result in the recognition of gain or loss by the participant for tax purposes, depending on whether the basis in the delivered shares is less than or greater than the fair market value of the shares at the time of disposition.

        Tax Deduction.    The Company is not currently subject to U.S. corporate income taxes. However, if an award is granted to a participant employed by a subsidiary that is a U.S. taxpayer, the subsidiary will be entitled to a deduction equal to an amount which is equal to the amount of income includible in the participant's income.

        A U.S. income tax deduction will generally be unavailable for annual compensation in excess of $1 million paid to any of the five most highly compensated officers of a public corporation. However, amounts that constitute "performance-based compensation" are not counted toward the $1 million limit. If a U.S. subsidiary has an employee who is among the five most highly compensated officers, that subsidiary's deduction will be subject to this limit. To preserve the deduction for the subsidiary, the Company has designed the LTIP to enable awards thereunder to constitute "performance-based compensation" and not be counted toward the $1 million limit.

        Change In Control.    Any acceleration of the vesting or payment of awards under the LTIP in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Code, which may subject the participant to a 20% excise tax and preclude deduction by a subsidiary.

        Tax Advice.    The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the LTIP. A participant may also be subject to state and local taxes in connection with the grant of awards under the LTIP. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

        THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE ASSURED GUARANTY 2004 LONG-TERM INCENTIVE PLAN.

APPROVAL OF ASSURED GUARANTY LTD. EMPLOYEE STOCK PURCHASE PLAN
(Item C on Proxy Card)

        A proposal will be presented at the Annual General Meeting to approve the Assured Guaranty Ltd. Employee Stock Purchase Plan (the "ESPP"). The Board of Directors adopted the ESPP on November 4, 2004, subject to shareholder approval, and it will become effective as of November 4, 2004 upon approval by the shareholders. A summary of the material provisions of the ESPP is set forth below, and a copy of the ESPP is set forth in Exhibit D.

        The ESPP is a broad-based plan that gives eligible employees of the Company and its subsidiaries, who elect to participate, the right to purchase shares of Stock of the Company using amounts deducted from their pay during consecutive "Subscription Periods." The ESPP is intended to qualify as an "employee stock purchase plan" under section 423 of the Code, and therefore offers favorable tax treatment for certain purchases of Stock made pursuant to the ESPP (see "United States Income Tax Considerations," below). The first Subscription Period began January 1, 2005. In the event that the ESPP is not approved by shareholders, the Company will return any contributions collected, without interest.

Purpose

        The purpose of the ESPP is to provide eligible employees of the Company and its subsidiaries with an opportunity to purchase Stock of the Company through accumulated payroll deductions.

        Because the Board of Directors believes it is important for the employees of the Company and its subsidiaries to have an equity interest in the Company, the Board of Directors has approved the ESPP, and is recommending it to shareholders for approval.

  General

        The ESPP provides that it shall be administered by a committee of two or more members of the Board of Directors of the Company who are selected by the Board. The Board has designated the Compensation Committee to serve as the committee administering the ESPP. The Compensation Committee has the authority to manage and control the operation and administration of the ESPP, including the authority to interpret the ESPP and to establish, amend and rescind rules and regulations relating to the ESPP. Except to the extent prohibited by the provisions of Rule 16b-3 pursuant to the Exchange Act, applicable local law, the applicable rules of any stock exchange, or any other applicable rules, the Compensation Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers under the ESPP to any person or persons selected by it. Any such allocation or delegation may be revoked by the Compensation Committee at any time.

        The maximum number of shares of Stock which shall be available for sale under the ESPP shall be 100,000. The shares of Stock with respect to which awards may be made under the ESPP shall be:

  •
  shares currently authorized but unissued;

  •
  shares purchased in the open market by a direct or indirect wholly-owned subsidiary of the Company (as determined by the President, Chief Financial Officer or General Counsel of the Company). The Company may contribute to the subsidiary an amount sufficient to accomplish the purchase in the open market of the shares of Stock to be so acquired (as determined by the Chairman or any Executive Vice President of the Company).

        Subject to the requirements of section 423 of the Code, the Compensation Committee shall adjust the number of shares available under the ESPP for any subdivision or consolidation of shares or recapitalization or any other increase or reduction of the number of shares of Stock outstanding that is effected without receiving compensation therefor in money, services or property.

        If the shareholders of the Company receive any shares of stock or other securities or property pursuant to any reorganization, merger, consolidation or plan of exchange with another corporation, or if the Company distributes securities of another corporation to its shareholders, then, subject to the requirements of section 423 of the Code, an appropriate number of shares of each class of stock or amount of other securities or property which were distributed to the shareholders of the Company in respect of such shares shall be substituted for the shares subject to outstanding rights to purchase Stock under the ESPP.

        Except as otherwise permitted under Code section 424 and SEC Rule 16b-3, neither the amount of any payroll deductions made with respect to a participant's compensation nor any participant's rights to purchase shares of Stock under the ESPP may be pledged or hypothecated, nor may they be assigned or transferred other than by will and the laws of descent and distribution. During the lifetime of the participant, the rights provided to the participant under the ESPP may be exercised only by him.

        The ESPP is not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or qualified under Section 401(a) of the Code.

Duration, Amendment and Termination

        The ESPP shall be unlimited in duration unless it is terminated pursuant to the provisions of the ESPP, which provide that the Board may amend or terminate the ESPP at any time. With limited exceptions specified in the ESPP, no amendment or termination of the ESPP may adversely affect the rights of a participant with respect to shares that have been purchased before such amendment is adopted by the Board.

Eligibility

        All employees of the Employers (meaning the Company and each of its subsidiaries which, with the consent of the Company, adopts the ESPP for the benefit of its eligible employees) who have been employed for more than 500 hours and for longer than six months, and whose customary employment is greater than 20 hours per week and more than 5 months in any calendar year, are eligible to participate in the ESPP. However, only those individuals employed by the Employers on the first day of a Subscription Period (defined below) may participate in the ESPP during that Subscription Period. In addition, certain restrictions apply to employees who own, or who would own upon the exercise of any rights extended under the ESPP and the exercise of any other options (whether qualified or non-qualified), shares possessing 5% or more of the total combined voting power or value of all classes of Stock of the Company or of any parent or subsidiary corporation. Certain restrictions also apply to employees whose rights to purchase Stock under all employee stock purchase programs the Employers maintain would accrue at a rate that exceeds $25,000 of fair market value (determined at the time the purchase rights are granted) for each calendar year in which the purchase rights are outstanding. As of March 15, 2005, the Company and its subsidiaries had approximately 84 employees eligible to participate in the ESPP.

Participation

        The ESPP gives participants the right to purchase shares of Stock using amounts deducted from their pay during consecutive "Subscription Periods." The Compensation Committee, with the approval of the Board, has established six-month Subscription Periods that will begin on January 1 and July 1 of each year, with the first Subscription Period beginning on January 1, 2005. The Compensation Committee has the authority to change the length and/or frequency of the Subscription Periods, but the periods may not extend beyond one year.

        Eligible employees can become participants in the ESPP for any Subscription Period by filing a written payroll deduction authorization (referred to as a "Subscription Agreement" or an "Enrollment Form") with the Compensation Committee. The Subscription Agreements authorize payroll deductions from the employees' pay for contributions to the ESPP for that Subscription Period.

        When participants file Subscription Agreements, their participation in the ESPP generally begins on the first day of the Subscription Period to which their Subscription Agreements relate and continues until the end of the Subscription Period or, if earlier, until the participants elect to terminate participation as described below or until the ESPP is terminated. At the time participation begins for a Subscription Period, participants are granted an "option" to purchase Stock on the Exercise Date (as defined below) for that Subscription Period. The amount of Stock to be purchased is determined based on the accumulated payroll deductions and the purchase price applicable to the option, as discussed below. The participants have no interest in shares of Stock covered by the subscription agreement until the shares are delivered. Neither the ESPP nor any contract in connection with the ESPP gives any person a right to a lien on the funds deducted from participants' pay pursuant to the ESPP.

  Payroll Deductions

        At the time participants file Subscription Agreements, they elect to have payroll deductions made on each pay day during the applicable Subscription Period. Participants may choose a reduction of either a full percentage of their Compensation (as defined below) or a specified whole dollar amount. Whether they elect a dollar amount or a percentage, the total amount of the payroll deductions for the Subscription Period cannot exceed 10% of their Compensation for that Subscription Period. "Compensation" means salary, except that if a participant does not receive salary, Compensation is based on such other amount of basic compensation as determined by the Compensation Committee. Participants do not earn interest on amounts deducted from their paychecks, and, prior to the time they are used to buy Stock under the ESPP, the funds are available for general use by the Employers and may be subject to the claims of the Employers' creditors.

        After the Subscription Period begins, participants may not increase or decrease the rate of their payroll deductions for that Subscription Period, unless their participation terminates, as described below. Automatic changes to deductions (including a reduction to zero) may be made to ensure that the ESPP complies with the requirements of section 423 of the Code.

Termination of Participation

        Participants may discontinue participation in the ESPP for any Subscription Period. If a participant chooses to terminate participation, the total amount that has been deducted during that Subscription Period will be returned, without interest (to the extent the amount has not been used to exercise options under the ESPP). If deductions are withdrawn, the option for that Subscription Period will be terminated and no further payroll deductions will be made for that Subscription Period.

        If a participant's employment with the Employers terminates, the total amount that has been deducted during that Subscription Period will be returned, without interest (to the extent the amount has not been used to exercise options under the ESPP), and the option will be terminated.

Purchase of Stock

        The amounts that have been deducted from participants' paychecks during a Subscription Period will be used on the "Exercise Date" to purchase full shares of Stock. An Exercise Date is generally the last trading day of a Subscription Period. The number of shares purchased will be equal to the total amount, as of the Exercise Date, that has been deducted from the participants' paychecks for that Subscription Period, divided by the Purchase Price, rounded down to the next full share. The "Purchase Price" is 85% of the lower of (1) the fair market value of a share of Stock on the first day of the Subscription Period, or (2) the fair market value of a share of Stock on the Exercise Date. (The Compensation Committee has the authority to change this pricing formula for subsequent Subscription Periods.) The closing price with respect to the Stock on March 15, 2005 was $18.82 per share. In no event shall the Purchase Price be less than the par value of the Stock. Limitations may apply with respect to the amount and value of Stock that a participant may purchase under the ESPP for any Subscription Period. No participant may purchase more than $25,000 in value of Stock under the ESPP (and any other employee stock purchase plan) in any calendar year.

        If participants decide they do not wish to purchase Stock during a Subscription Period, they may notify the Company prior to the Exercise Date (or at such other time as the Compensation Committee may establish) that they elect not to purchase the shares of Stock which they are entitled to purchase. To the extent the amounts deducted from participants' paychecks are not used to purchase full shares of Stock, those amounts shall be returned without interest. The options shall expire on the last day of the Subscription Period.

Withholding

        Participants are responsible for paying any withholding taxes applicable to purchases of Stock under the Plan. They must make provision for these taxes at the time the options are exercised or at the time they dispose of the Stock acquired under the Plan. The Company may withhold any required amounts from participants' compensation.

  United States Income Tax Considerations

        The following is a brief description of the U.S. federal income tax treatment that will generally apply with respect to purchases under the ESPP by participants who are subject to U.S. income tax. This discussion is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the ESPP. Participants may also be subject to foreign, state and/or local taxes in connection with purchases under the ESPP, which could differ significantly from U.S. federal tax consequences. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax aspects of purchases to their personal circumstances.

        The ESPP is intended to qualify under section 423 of the Code. Under this section, a participant will not be required to recognize taxable income at the time shares are purchased under the ESPP. The participant may, however, become liable for tax upon the disposition of the shares of Stock acquired, as described below.

        In the event that shares acquired pursuant to the ESPP are not sold or disposed of (including by way of gift) prior to two years after the first day of a Subscription Period or one year after the relevant Exercise Date, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price, or (b) the excess of the fair market value of the shares at the date of grant over an amount equal to what the purchase price would have been if it had been computed as of the date of the grant, will be treated as ordinary income to the participant. Any further gain on disposition will be treated as long-term capital gain and any loss will be treated as a capital loss.

        In the event the participant sells or disposes of the shares before the expiration of the holding periods described above, the excess of the fair market value of the shares on the Exercise Date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. The balance of any gain will be treated as a capital gain and will be treated as a long-term capital gain if the shares have been held for more than one year. If the shares are sold for less than their fair market value on the Exercise Date, the participant may recognize a capital loss equal to the difference between the sales price and the value of the shares on the Exercise Date.

        The Company is not currently subject to U.S. corporate income taxes. However, if a sale or disposition is made before the expiration of the holding periods described above, by a participant employed by a subsidiary that is a U.S. taxpayer, the subsidiary will be entitled to a deduction for its taxable year in which such sale or disposition occurs equal to the amount of income includible in the participant's gross income as ordinary income.

ESPP Benefits

        The benefits to be derived under the ESPP by any individual is currently undeterminable. Participation in the ESPP is entirely voluntary and benefits will only be realized for those employees who choose to allocate a portion of their Compensation to the purchase of shares of Stock of the Company. The total number of shares to be purchased during each Subscription Period cannot be determined in advance, as it will vary based on individual elections and the price of Stock at the Exercise Date.

        THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE ASSURED GUARANTY LTD. EMPLOYEE STOCK PURCHASE PLAN.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Item D on Proxy Card)

        The appointment of independent auditors will be approved annually by the Audit Committee and ratified by the Company's shareholders. The Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. The Audit Committee has authorized the engagement of PricewaterhouseCoopers LLP ("PwC") as the Company's independent auditors for the year ending December 31, 2005. Since 1999, the Company's subsidiaries, as subsidiaries of ACE prior to the IPO, had a working association with PwC, ACE's independent auditor; PwC had the responsibility for examining the consolidated financial statements of the Company and its subsidiaries during the IPO process.

        The Company's audited financial statements for the year ending December 31, 2004 will be presented at the Annual General Meeting. Representatives of PwC will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer questions at the meeting.

Independent Auditor Fee Information

        The following table presents fees for professional audit services rendered by PwC for the audit of the Company's annual consolidated financial statements for 2004 and 2003 and fees for other services rendered by PwC for fiscal year 2004 and 2003 paid by the Company following the IPO. This table does not include fees paid to PwC by ACE Limited for services prior to or in connection with the IPO.

	2004	2003
	(in thousands)
Audit fees(1)	$891,730	$561,658
Audit-related fees(2)	$40,000	$35,000
Tax	—	—
All other fees	—	—

(1)
Audit fees, including costs, for the years ended December 31, 2004 and December 31, 2003 were for professional services rendered in connection with: the audits of the consolidated financial statements of the Company; the statutory and GAAP audits of various subsidiaries; and comfort letters issued in connection with registration statements filed by the Company.

(2)
Audit-related fees, including costs, for the years ended December 31, 2004 and December 31, 2003 were for professional services rendered in connection with audits of employee benefit plans. In addition, in 2005 the Company spent approximately $8,500 on review procedures in connection with the 2004 summary compensation table disclosure in this proxy statement.

Pre-Approval Policy of Audit and Non-Audit Services

        All of the fees described above for 2004 were pre-approved by the Audit Committee. The Audit Committee has adopted policies and procedures for the pre-approval of all audit and permissible non-audit services provided by our independent auditor, PwC. The Audit Committee provides a general pre-approval of certain audit and non-audit services on an annual basis. The types of services that may be covered by a general pre-approval include other audit services, audit-related services, tax services and permissible non-audit services. If a type of service is not covered by the Audit Committee's general pre-approval, the Audit Committee must review the service on a specific case by case basis and pre-approve it if such service is to be provided by the independent auditor. Annual audit services engagement terms and fees require specific pre-approval of the Audit Committee. Any proposed services exceeding pre-approved costs also require specific pre-approval by the Audit Committee. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee may delegate either type of pre-approval authority to one or more of its members.

        THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

PROPOSALS CONCERNING SUBSIDIARIES (Item E on Proxy Card)

        In accordance with the Company's Bye-Laws, if the Company is required or entitled to vote at a general meeting of any direct non-United States subsidiary of the Company, the Company's directors must refer the matter to the shareholders of the Company and seek authority from the Company's shareholders for the Company's representative or proxy to vote in favor of the resolution proposed by the subsidiary. The Company's directors must cause the Company's representative or proxy to vote the Company's shares in the subsidiary pro rata to the votes received at the general meeting of the Company. In addition, the Company's board of directors, in its discretion, may require that the organizational documents of each subsidiary of the Company organized under the laws of a jurisdiction outside the United States to contain provisions substantially similar to these provisions. As a consequence, the following proposals relate to business to be conducted by the Company's direct and indirect subsidiaries at their respective annual general meetings of shareholders.

Assured Guaranty Re International Ltd.

        It is proposed that the Company be authorized to vote in favor of the following matters to be presented at the next annual general meeting of Assured Guaranty Re International Ltd., a company organized under the laws of Bermuda ("AGRI"):

        Election of Directors.    It is proposed that Messrs. Howard Albert, Robert Bailenson, Dominic J. Frederico, James M. Michener, Robert B. Mills, David Penchoff and Pierre A. Samson each be elected as directors of AGRI, with such persons constituting the entire board of directors of AGRI, to serve for one year terms commencing at the annual general meeting of AGRI. Each of Messrs. Frederico, Samson, Mills, Penchoff, Albert, Michener and Robert Bailenson are officers of the Company and have consented to serve as directors of AGRI without fee if elected. It is not expected that any of the nominees will become unavailable for election as a director of AGRI, but if any nominees should become unavailable prior to the meeting, proxy cards authorizing the proxies to vote for the nominees will instead be voted for substitute nominees recommended by the board of directors.

        Appointment of Auditors.    It is proposed to appoint PricewaterhouseCoopers LLP, as the independent auditors of AGRI for the fiscal year ending December 31, 2005, subject to PricewaterhouseCoopers LLP being appointed as the Company's independent auditors. Representatives of the firm are expected to be present at the meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

        Name Change.    It is proposed to amend the Bye-Laws of AGRI to change the name of that subsidiary to Assured Guaranty Re Ltd.

        Other Matters.    The Board of Directors of the Company does not know of any matter to be brought before the annual general meeting of AGRI that is not referred to in this proxy statement. If any other matter properly comes before the annual general meeting of AGRI, the Company's representative or proxy will vote in accordance with his or her judgment on such matter.

Assured Guaranty Barbados Holdings Ltd.

        It is proposed that the Company be authorized to direct AGRI to vote in favor of the following matters to be presented at the next annual general meeting of Assured Guaranty Barbados Holdings Ltd., a company organized under the laws of Barbados ("AGL Barbados"):

        Election of Directors.    It is proposed that Messrs. James M. Michener, Robert B. Mills, Michael J. Schozer, Kenneth Thomson and Robert Worme each be elected as the directors of AGL Barbados, with such persons constituting the entire Board of Directors of AGL Barbados, to serve for one year terms commencing at the annual meeting of AGL Barbados. Messrs. Michener, Mills and Schozer are each officers of the Company. Mr. Thomson is a director of Oceanic Managers (Barbados) Inc., which is an affiliate of Prime Management Services Limited, which performs corporate secretarial services for AGL Barbados. Mr. Worme is an attorney in Barbados. Each such nominee has consented to serve as directors of AGL Barbados without fee if elected. It is not expected that any of the nominees will become unavailable for election as a director of AGL Barbados, but if any nominees should become unavailable prior to the meeting, proxy cards authorizing the proxies to vote for the nominees will instead be voted for substitute nominees recommended by the board of directors.

        Appointment of Auditors.    It is proposed to appoint PricewaterhouseCoopers LLP as the independent auditors of AGL Barbados for the fiscal year ending December 31, 2005, subject to PricewaterhouseCoopers LLP being appointed as the Company's independent auditors. Representatives of the firm are expected to be present at the meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

        Other Matters.    The Board of Directors of the Company does not know of any matter to be brought before the annual general meeting of AGL Barbados that is not referred to in this proxy statement. If any other matter properly comes before the annual general meeting of AGL Barbados, the Company's representative or proxy will vote in accordance with his or her judgment on such matter.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU AUTHORIZE THE COMPANY TO VOTE FOR EACH OF THE PROPOSALS CONCERNING THE COMPANY'S SUBSIDIARIES.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

        If you wish to submit a proposal to be considered for inclusion in the proxy material for the next annual meeting, please send it to the Secretary, Assured Guaranty Ltd., 30 Woodbourne Avenue, Hamilton HM 08 Bermuda. Under the rules of the Securities and Exchange Commission, proposals must be received no later than December 2, 2005 and otherwise comply with the requirements of the U.S. Securities and Exchange Commission to be eligible for inclusion in the Company's 2006 Annual General Meeting proxy statement and form of proxy.

        The Company's Bye-Laws provide that if a shareholder desires to submit a proposal for consideration at an annual general meeting, or to nominate persons for election as directors, written notice of such shareholder's intent to make such a proposal or nomination must be given and received by the Secretary of the Company at the principal executive offices of the Company no later than 90 days prior to the anniversary date of the immediately preceding annual general meeting. With respect to the 2006 Annual General Meeting, such written notice must be received on or prior to February 3, 2006. The notice must meet the requirements set forth in the Company's Bye-Laws. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Exchange Act, management proxies would be allowed to use their discretionary voting authority to vote on any proposal with respect to which the foregoing requirements have been met.

SOLICITATION OF PROXIES

        The cost of solicitation of proxies will be borne by the Company. Solicitation will be made by mail, and may be made by directors, officers and employees, personally or by telephone or facsimile. Proxy cards and materials also will be distributed to beneficial owners of Common Shares through brokers, custodians, nominees and other parties, and the Company expects to reimburse such parties for their charges and expenses. Mellon Investor Services LLC has been retained to assist the Company in the solicitation of proxies at a fee estimated not to exceed $7,500, plus out-of-pocket expenses.

OTHER MATTERS

        The Board of Directors of the Company does not know of any matters which may be presented at the Annual General Meeting other than those specifically set forth in the Notice of Annual General Meeting. If any other matters come before the meeting or any adjournment thereof, the persons named in the accompanying form of proxy and acting thereunder will vote in accordance with their best judgment with respect to such matters.

By Order of the Board of Directors,

James M. Michener Secretary

EXHIBIT A

CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE

I.    Introduction

        To be considered independent, a director of the Company must meet all of the following Categorical Standards for Director Independence. In addition, a director who is a member of the Company's Audit Committee must meet the heightened criteria set forth below in Section IV to be considered independent for the purposes of membership on the Audit Committee. These categorical standards may be amended from time to time by the Company's Board of Directors.

        Directors who do not meet these categorical standards for independence can also make valuable contributions to the Company and its Board of Directors by reason of their knowledge and experience.

        In addition to meeting the standards set forth below, a director will not be considered independent unless the Board of Directors of the Company affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In making its determination, the Board of Directors shall broadly consider all relevant facts and circumstances. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. For this purpose, the Board does not need to reconsider relationships of the type described in Section III below if such relationships do not bar a determination of independence in accordance with Section III below.

II.    Definitions

        An "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home. When considering the application of the three year period referred to in each of paragraphs III.1 through III.5 below, the Company need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

        The "Company" includes any subsidiary in its consolidated group.

III.    Standards for Directors

        The following standards have been established to determine whether a director of the Company is independent:

1.
A director is not independent if the director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer(1), of the Company. Employment as an interim Chairman or CEO or other executive officer shall not disqualify a director from being considered independent following that employment.

2.
A director is not independent if the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or

(1)
For purposes of this paragraph III, the term "executive officer" has the same meaning specified for the term "officer" in Rule 16(a)-1(f) under the Securities Exchange Act of 1934. Rule 16a-1(f) defines "officer" as a company's president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president of the company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the company. Officers of the company's parent(s) or subsidiaries shall be deemed officers of the company if they perform such policy-making functions for the company.

A-1

  other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). Compensation received by a director for former service as an interim Chairman or CEO or other executive officer need not be considered in determining independence under this test. Compensation received by an immediate family member for service as an employee of the Company (other than an executive officer) need not be considered in determining independence under this test.

3.
A director is not independent if: (A) the director or an immediate family member is a current partner of a firm that is the company's internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company's audit within that time.

4.
A director is not independent if the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company's present executive officers at the same time serves or served on that company's compensation committee.

5.
A director is not independent if the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.(2)

6.
Being a director, executive officer or employee, or having an immediate family member who is a director, executive officer or employee, of a company that purchases insurance, reinsurance or other services or products from the Company, by itself, does not bar a determination that the director is independent if the payments made to the Company for such products or services do not exceed the threshold set forth in paragraph III.5 above.

IV.    Standards for Audit Committee Members

        In addition to satisfying the criteria set forth in Section III above, directors who are members of the Company's Audit Committee will not be considered independent for purposes of membership on the Audit Committee unless they satisfy the following criteria:

1.
A director who is a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary thereof, provided that, unless the rules of the New York Stock Exchange provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service).

2.
A director who is a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee, be an affiliated person of the Company or any subsidiary thereof.

3.
If an Audit Committee member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Company's Audit Committee.

(2)
In applying this test, both the payments and the consolidated gross revenues to be measured shall be those reported in the last completed fiscal year. The look-back provision for this test applies solely to the financial relationship between the Company and the director or immediate family member's current employer; the Company need not consider former employment of the director or immediate family member. Contributions to tax exempt organizations shall not be considered "payments" for purposes of this test, provided, however, that the Company shall disclose in its annual proxy statement any such contributions made by the Company to any tax exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from the Company to the organization exceeded the greater of $1 million, or 2% of such tax exempt organization's consolidated gross revenues.

A-2

EXHIBIT B

ASSURED GUARANTY LTD.
AUDIT COMMITTEE CHARTER

1.
PURPOSE OF THE AUDIT COMMITTEE

(a)
The committee was established by the Board to assist the Board in its oversight of: the integrity of the Company's financial statements and financial reporting process, the Company's compliance with legal and regulatory requirements and ethics programs as established by management, the system of internal accounting and financial controls, the audit process, the assessment of the need for and role of the Company's internal audit process and its performance and the performance, qualification and independence of the Company's independent auditors.

(b)
The committee shall prepare the report required by the rules of the U.S. Securities and Exchange Commission to be included in the Company's annual proxy statement.

(c)
The Company's independent auditors shall have ultimate accountability to the committee and the Board.

2.
AUTHORITY OF THE AUDIT COMMITTEE

(a)
The committee shall have the sole authority to nominate, subject to approval by the Company's shareholders, and dismiss the Company's independent auditors. The committee shall consult with the Board regarding any such decision.

(b)
The committee shall have the sole authority to approve audit engagement fees and terms as well as any significant non-audit relationship with the Company's independent auditors.

(c)
The Company's chief internal audit officer, or any third party service provider to which the internal audit function is outsourced, shall have reporting authority to the committee.

(d)
The committee shall have the authority to retain special legal, accounting or other consultants to advise and assist the committee.

(e)
The committee may request any other director, officer or employee of the Company or the Company's outside counsel, independent auditor or outside actuaries to attend a meeting of the committee or to meet with any members of, or consultants to, the committee.

(f)
The committee may form and delegate authority to subcommittees when appropriate.

(g)
The committee shall receive appropriate funding, as determined by the committee, from the Company for payment of (i) compensation to the independent auditor employed by the Company for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any special legal, accounting or other consultants employed by the committee and (iii) ordinary administrative expenses of the committee that are necessary or appropriate in carrying out its duties.

3.
AUDIT COMMITTEE COMPOSITION

(a)
The committee shall consist of at least three independent directors, including a chairman, each selected from the Board. Any such appointment after the Company becomes a public company shall be upon the recommendation of the Nominating & Governance Committee. Any committee member may be removed upon the recommendation of the Nominating & Governance Committee. Members of the committee shall disclose to the Board whether they are members of the audit committee of any other public companies. If a member of the committee simultaneously serves on the audit committees of more than three public companies, the Board shall determine if such simultaneous service would impair the ability of such prospective member to effectively serve on the committee.

  (b)
  Director's fees (including equity-based awards), including fees for serving on committees of the Board, shall be the only compensation members of the committee may receive directly or indirectly from or on behalf of the Company.

  (c)
  Each member of the committee shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange and the Securities and Exchange Commission, as such requirements are interpreted by the Board in its business judgment.

  (d)
  Each member of the committee shall have such level of experience and expertise in accounting, financial and related matters, as determined by the Board in its business judgment, as shall enable him or her to effectively fulfill his or her duties as a member of the committee and to comply with applicable U.S. Securities and Exchange Commission and New York Stock Exchange rules, in each case as such rules are interpreted by the Board in its business judgment. At least one member of the committee shall have the attributes of an "audit committee financial expert" (as defined by the U.S. Securities and Exchange Commission) as determined by the Board.

  (e)
  The Company shall provide appropriate orientation for new members of the committee, and ongoing continuing education programs for existing members, covering, among other things, the Company's business, organizational and management structure, results of operations and financial condition, including critical accounting policies, budgets and forecasts and corporate governance. Members of the committee are encouraged, but not required, to periodically pursue or obtain, at the Company's expense, appropriate programs, sessions or materials as to the responsibilities of members of audit committees of publicly-traded companies.

4.
DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

(a)
General

(i)
The committee shall meet at such intervals as it determines, but not less frequently than quarterly.

(ii)
If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

(iii)
Meet regularly with the chief executive officer, the chief financial officer, the principal accounting officer, the general counsel, the internal auditors or those executing that function, and the independent auditors in separate executive sessions; meet with other employees in separate executive sessions, as desired.

(iv)
Perform other oversight functions as requested by the full Board.

(v)
Review policies and processes related to the evaluation of risk assessment and risk management, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

(b)
Internal Controls and Internal Audit

(i)
Review policies and processes related to the evaluation of the adequacy of the Company's internal control structure.

    (ii)
    Review the proposed activities, organizational structure and qualifications of the internal audit function, and, as appropriate, the appointment and replacement of the chief internal audit officer.

    (iii)
    Receive and review a report from those responsible for the internal audit function on the results of internal audits and follow-up on completed internal audits.

    (iv)
    Review policies and processes related to the evaluation of any proposed public disclosures regarding an assessment or evaluation of the Company's internal controls and procedures for financial reporting every quarter, including requirements for SEC registrants under Sections 302 and 404 of the Sarbanes-Oxley Act.

  (c)
  Independent Audit and Independent Auditors

  (i)
  Recommend, through the Board, to the Company's shareholders, the appointment and termination (subject to Bermuda law) of the Company's independent auditors. The committee shall consult with the Company's Board regarding any such decision.

  (ii)
  Review and approve the independent auditors' proposed audit scope, approach, staffing and fees.

  (iii)
  Pre-approve all audit and, unless the de minimus exception of applicable law permits otherwise, permitted non-audit services to be performed by the independent auditors subject to such procedures as may be established by the committee. The committee delegates to the chairman of the committee the authority to grant such pre-approvals between committee meetings.

  (iv)
  At least annually, obtain and review a report by the Company's independent auditors describing the firm's internal quality-control procedures, any material issues raised by the most recent internal quality-control or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

  (v)
  Receive on a periodic basis, not less frequently than annually, from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, including each non-audit service provided to the Company, and the letter required by Independence Standards Board Standard No. 1.

  (vi)
  Actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

  (vii)
  Evaluate the qualifications, performance and independence of the independent auditors, including the engagement team and the lead partner, and, as required by applicable law or regulation, or otherwise so determined by the committee, the rotation of members of the independent auditors team responsible for the audit and consider whether there should be rotation of the independent audit firm itself.

  (viii)
  Take appropriate action, including recommending that the Board take appropriate action, as necessary, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

  (ix)
  Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

    (x)
    Receive and review with management any management letter provided by the independent auditors and the Company's response to that letter; review with the independent auditors any problems or difficulties the auditors may have encountered and any disagreements with management, and review all material written communications between the independent auditors and management.

    (xi)
    Review and approve hiring policies for employees or former employees of the independent auditors.

  (d)
  Financial Statement Review

  (i)
  Review and discuss with management and the independent auditors the Company's annual audited financial statements and Management's Discussion and Analysis disclosures, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

  (ii)
  Review and discuss with management and the independent auditors, the Company's quarterly financial statements, Management's Discussion and Analysis and the results of the independent auditor's review of the quarterly financial statements

  (iii)
  Prior to issuance, discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

  (iv)
  Discuss with management and the independent auditors significant financial reporting issues and judgments, made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles (which shall be communicated to the committee by the Company's chief financial officer as soon as reasonably practicable), the selection and disclosure of critical accounting estimates, and the effect of alternative assumptions, estimates or accounting principles on the Company's financial statements.

  (v)
  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

  (e)
  Compliance Matters

  (i)
  Review the Company's policies and procedures regarding compliance with the Company's Code of Conduct.

  (ii)
  Obtain reports from management regarding compliance with the Company's Code of Conduct and any known or reported conflicts of interest.

  (iii)
  Review reports and disclosures of insider and affiliated party transactions to be provided periodically, and not less often than annually, by the Company's general counsel.

  (iv)
  Review with the Company's counsel legal and regulatory matters.

  (v)
  Review and approve procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  (f)
  Other

  (i)
  The committee shall have such other duties, responsibilities and authorities as the Board may from time to time delegate.

    (ii)
    The committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

    (iii)
    The committee shall annually review its own performance.

5.
REPORTING RESPONSIBILITIES

(a)
The committee shall keep a record of its proceedings.

(b)
The committee shall report to the Board.

EXHIBIT C

ASSURED GUARANTY LTD.
2004 LONG-TERM INCENTIVE PLAN

SECTION 1

GENERAL

        1.1.    Purpose.    The Assured Guaranty Ltd. 2004 Long-Term Incentive Plan (the "Plan") has been established by Assured Guaranty Ltd. (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common shares; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

        1.2.    Participation.    Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan.

        1.3.    Operation, Administration, and Definitions.    The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 5 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 9).

SECTION 2

OPTIONS AND SARS

        2.1.    Definitions.

  (a)
  The grant of an "Option" entitles the Participant to purchase Shares at an Exercise Price established by the Committee. Any Option granted under this Section 2 may be either an incentive stock option (an "ISO") or a non-qualified option (an "NQO"), as determined in the discretion of the Committee. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. An "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

  (b)
  A stock appreciation right (an "SAR") entitles the Participant to receive, in cash or Shares (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of Shares at the time of exercise; over (b) an Exercise Price established by the Committee.

        2.2.    Exercise Price.    The "Exercise Price" of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted. The Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of grant (or, if greater, the par value, if any, of a Share).

        2.3.    Exercise.    An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall an Option or SAR expire later than ten years after the date of its grant.

        2.4.    Payment of Option Exercise Price.    The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

  (a)
  Subject to the following provisions of this subsection 2.4, the full Exercise Price for Shares purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

  (b)
  Subject to applicable law, the full Exercise Price shall be payable in cash, by promissory note, or by tendering, by either actual delivery of shares or by attestation, Shares acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee; provided that, except as otherwise provided by the Committee, payments made with Shares in accordance with this paragraph (b) shall be limited to Shares held by the Participant for not less than six months prior to the payment date.

  (c)
  Subject to applicable law, the Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

        2.5.    Settlement of Award.    Settlement of Options and SARs is subject to subsection 5.7.

        2.6.    No Repricing.    Except for either adjustments pursuant to paragraph 5.2(f) (relating to the adjustment of Shares), or reductions of the Exercise Price approved by the Company's shareholders, the Exercise Price for any outstanding Option may not be decreased after the date of grant nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a replacement Option with a lower Exercise Price.

        2.7.    Grants of Options and SARs.    An Option may but need not be in tandem with an SAR, and an SAR may but need not be in tandem with an Option. If an Option is in tandem with an SAR, the Exercise Price of both the Option and SAR shall be the same, and the exercise of the Option or SAR with respect to a Share shall cancel the corresponding tandem SAR or Option right with respect to such Share. If an SAR is in tandem with an Option but is granted after the grant of the Option, or if an Option is in tandem with an SAR but is granted after the grant of the SAR, the later granted tandem Award shall have the same Exercise Price as the earlier granted Award, but the Exercise Price for the later granted Award may be less than the Fair Market Value of the Share at the time of such grant.

SECTION 3

FULL VALUE AWARDS

        3.1.    Definition.    A "Full Value Award" is a grant of one or more Shares or a right to receive one or more Shares in the future, with such grant subject to one or more of the following, as determined by the Committee:

  (a)
  The grant shall be in consideration of a Participant's previously performed services, or surrender of other compensation that may be due.

  (b)
  The grant shall be contingent on the achievement of performance or other objectives during a specified period.

  (c)
  The grant shall be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives.

        The grant of Full Value Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee.

        3.2.    Restrictions on Awards.

  (a)
  The Committee may designate a Full Value Award granted to any Participant as "performance-based compensation" as that term is used in section 162(m) of the Code. To the extent required by Code section 162(m), any Full Value Award so designated shall be conditioned on the achievement of one or more performance objectives. The performance objectives shall be based on Performance Measures selected by the Committee. For Awards under this Section 3 intended to be "performance-based compensation," the grant of the Awards and the establishment of the performance objectives shall be made during the period required under Code section 162(m).

  (b)
  If the right to become vested in a Full Value Award is conditioned on the completion of a specified period of service with the Company or the Subsidiaries, without achievement of Performance Measures or other performance objectives (whether or not related to the Performance Measures) being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service for full vesting shall be not less than three years (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant's death, disability, retirement, change in control or involuntary termination).

SECTION 4

CASH INCENTIVE AWARDS

        A Cash Incentive Award is the grant of a right to receive a payment of cash (or in the discretion of the Committee, Shares having value equivalent to the cash otherwise payable) that is contingent on achievement of performance or other objectives over a specified period established by the Committee. The grant of Cash Incentive Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee. The Committee may designate a Cash Incentive Award granted to any Participant as "performance-based compensation" as that term is used in section 162(m) of the Code. To the extent required by Code section 162(m), any such Award so designated shall be conditioned on the achievement of one or more performance objectives. The performance objectives shall be based on Performance Measures as selected by the Committee. For Awards under this Section 4 intended to be "performance-based compensation," the grant of the Awards and the establishment of the performance objectives shall be made during the period required under Code section 162(m).

SECTION 5

OPERATION AND ADMINISTRATION

        5.1.    Effective Date.    The Plan shall be effective on the date immediately prior to the date of the initial public offering of the shares of the Company (the "Effective Date"). The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

        5.2.    Shares and Other Amounts Subject to Plan.    The Shares for which Awards may be granted under the Plan shall be subject to the following:

  (a)
  The Shares with respect to which Awards may be made under the Plan shall be: (i) shares currently authorized but unissued; (ii) to the extent permitted by applicable law, currently held or acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions (it being recognized that at the time of adoption of the Plan the Company is not permitted to have treasury shares); or (iii) shares purchased in the open market by a direct or indirect wholly-owned subsidiary of the Company (as determined by the Chief Executive Officer or the Chief Financial Officer of the Company). The Company may contribute to the subsidiary or trust an amount sufficient to accomplish the purchase in the open market of the Shares to be so acquired (as determined by the Chief Executive Officer or the Chief Financial Officer of the Company).

  (b)
  Subject to the following provisions of this subsection 5.2, the maximum number of Shares that may be delivered to Participants and their beneficiaries under the Plan shall be 7,500,000 Shares.

  (c)
  To the extent provided by the Committee, any Award may be settled in cash rather than Shares.

  (d)
  Only Shares, if any, actually delivered to the Participant or beneficiary on an unrestricted basis with respect to an Award shall be treated as delivered for purposes of the determination under paragraph (b) above, regardless of whether the Award is denominated in Shares or cash. Consistent with the foregoing:

  (i)
  To the extent any Shares covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the Shares are not delivered on an unrestricted basis (including, without limitation, by reason of the Award being settled in cash or used to satisfy the applicable tax withholding obligation), such Shares shall not be deemed to have been delivered for purposes of the determination under paragraph (b) above.

  (ii)
  If the exercise price of any Option granted under the Plan or the tax withholding obligation with respect to any Award granted under the Plan is satisfied by tendering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the number of Shares available for delivery under the Plan.

  (e)
  Subject to paragraph 5.2(f), the following additional maximums are imposed under the Plan:

  (i)
  The maximum number of Shares that may be delivered to Participants and their beneficiaries with respect to ISOs granted under the Plan shall be 7,500,000 Shares; provided, however, that to the extent that Shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to ISOs, such rules shall apply to the limit on ISOs granted under the Plan.

  (ii)
  The maximum number of Shares that may be covered by Awards granted to any one Participant during any one-calendar-year period pursuant to Section 2 (relating to Options and SARs) shall be 2,500,000 Shares. For purposes of this paragraph (ii), if an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to such Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of applying the limitations of this paragraph (ii).

    (iii)
    The maximum number of Shares that may be issued in conjunction with Awards granted pursuant to Section 3 (relating to Full Value Awards) shall be 2,500,000 Shares.

    (iv)
    For Full Value Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)), no more than 1,250,000 Shares ay be delivered pursuant to such Awards granted to any one Participant during any one-calendar-year period; provided that Awards described in this paragraph (iv) that are intended to be performance-based compensation shall be subject to the following:

    (A)
    If the Awards are denominated in Shares but an equivalent amount of cash is delivered in lieu of delivery of Shares, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of Shares into cash.

    (B)
    If delivery of Shares or cash is deferred until after Shares have been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the Shares are earned shall be disregarded.

    (v)
    For Cash Incentive Value Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)), the maximum amount payable to any Participant with respect to any performance period shall equal $500,000 multiplied by the number of calendar months included in that performance period; provided that Awards described in this paragraph (v), that are intended to be performance-based compensation, shall be subject to the following:

    (A)
    If the Awards are denominated in cash but an equivalent amount of Shares is delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the methodology used by the Committee to convert the cash into Shares.

    (B)
    If delivery of Shares or cash is deferred until after cash has been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the cash is earned shall be disregarded.

  (f)
  In the event of a corporate transaction involving the Company (including, without limitation, any share dividend, share split, extraordinary cash dividend, recapitalization, reorganization, merger, amalgamation, consolidation, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include, without limitation, (A) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on shares of a company resulting from the transaction, and (B) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option, the amount of such payment may be the excess of value of the Shares subject to the Option at the time of the transaction over the exercise price).

        5.3.    General Restrictions.    Delivery of Shares or other amounts under the Plan shall be subject to the following:

  (a)
  Notwithstanding any other provision of the Plan, the Company shall have no obligation to recognize an exercise of an Option or SAR or deliver any Shares or make any other distribution of benefits under the Plan unless such exercise, delivery or distribution complies with all applicable laws (including, without limitation, the requirements of the United States Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity or other regulatory authority with respect to the issue of shares and securities by the Company.

  (b)
  To the extent that the Plan provides for issuance of share certificates to reflect the issuance of Shares, the issuance may be effected on a non-certificated basis, to the extent not prohibited by or may be made in compliance with applicable law, the Bye-laws of the Company, or the applicable rules of any stock exchange.

        5.4.    Tax Withholding.    All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any Shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee and subject to applicable law, such withholding obligations may be satisfied (i) through cash payment by the Participant; (ii) through the surrender of Shares which the Participant already owns (provided, however, that to the extent Shares described in this clause (ii) are used to satisfy more than the minimum statutory withholding obligation, as described below, then, except as otherwise provided by the Committee, payments made with Shares in accordance with this clause (ii) shall be limited to Shares held by the Participant for not less than six months prior to the payment date); or (iii) through the surrender of Shares to which the Participant is otherwise entitled under the Plan; provided, however, that such Shares under this clause (iii) may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

        5.5.    Grant and Use of Awards.    In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of Shares that may be delivered under the Plan, the Committee may use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations. Notwithstanding the provisions of subsection 2.2, Options and SARs granted under the Plan in replacement for awards under plans and arrangements of the Company or a Subsidiary assumed in business combinations may provide for Exercise Prices that are less than the Fair Market Value of the Shares at the time of the replacement grants, if the Committee determines that such Exercise Price is appropriate to preserve the economic benefit of the award.

        5.6.    Dividends and Dividend Equivalents.    An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend or dividend equivalent payments with respect to Shares subject to the Award (both before and after the Shares subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Shares as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Shares, will be subject to the Company's Bye-laws as well as applicable law and further may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Share equivalents.

        5.7.    Settlement of Awards.    The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of Shares, the granting of replacement Awards, or combination thereof as the Committee shall determine. Satisfaction of any such obligations under an Award, which is sometimes referred to as "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, and may include converting such credits into deferred Share equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

        5.8.    Transferability.    Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

        5.9.    Form and Time of Elections.    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

        5.10.    Agreement With Company.    An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written (including electronic) document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document we refer to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

        5.11.    Action by Company or Subsidiary.    Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

        5.12.    Gender and Number.    Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

        5.13.    Limitation of Implied Rights.

  (a)
  Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Shares or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

  (b)
  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of the Company or any Subsidiary or the right to continue to provide services to the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights and is registered in the Company's Register of Shareholders.

  (c)
  All Stock and shares issued under any Award or otherwise are to be held subject to the provisions of the Company's Bye-laws and each Participant is deemed to agree to be bound by the terms of the Company's Bye-laws as they stand at the time of issue of any Shares under the Plan.

        5.14.    Evidence.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

SECTION 6

CHANGE IN CONTROL

        Subject to the provisions of paragraph 5.2(f) (relating to the adjustment of shares), the occurrence of a Change in Control shall have the effect, if any, with respect to any Award as set forth in the Award Agreement or, to the extent not prohibited by the Plan or the Award Agreement, as provided by the Committee.

SECTION 7

COMMITTEE

        7.1.    Administration.    The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 7. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board. As a committee of the Board, the Committee is subject to the overview of the Board. If the Committee does not exist, or for any other reason determined by the Board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        7.2.    Powers of Committee.    The Committee's administration of the Plan shall be subject to the following:

  (a)
  Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 8) to cancel or suspend Awards.

  (b)
  To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States and Bermuda, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States and Bermuda.

  (c)
  The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

  (d)
  Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

  (e)
  In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to applicable corporate law.

        7.3.    Delegation by Committee.    Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

        7.4.    Information to be Furnished to Committee.    The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

SECTION 8

AMENDMENT AND TERMINATION

        The Board may, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and further provided that adjustments pursuant to paragraph 5.2(f) shall not be subject to the foregoing limitations of this Section 8; and further provided that the provisions of subsection 2.6 (relating to Option repricing) cannot be amended unless the amendment is approved by the Company's shareholders.

SECTION 9

DEFINED TERMS

        In addition to the other definitions contained herein, the following definitions shall apply:

  (a)
  Award. The term "Award" means any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, and Full Value Awards.

  (b)
  Board. The term "Board" means the Board of Directors of the Company.

  (c)
  Change in Control. The term "Change in Control" means the occurrence of the events described in any of paragraphs (i), (ii), (iii) or (iv) below:

  (i)
  Acquisition of Securities. The acquisition (disregarding any Excluded Acquisitions) by any Person of ownership of any Voting Securities if, immediately after such acquisition, such Person has ownership of more than twenty-five percent (25%) of either the Outstanding Company Common Shares, or the combined voting power of the Outstanding Company Voting Securities. In no event shall a Change in Control occur by reason of ownership of Shares, Voting Securities, Outstanding Company Common Shares, or Outstanding Company Voting Securities by ACE Limited and/or any successor or Affiliate of ACE Limited.

  (ii)
  Change in Board. Individuals who constitute the Incumbent Board cease for any reason to represent greater than 50% of the voting power of members of the Board.

    (iii)
    Corporate Transaction. Consummation of (A) a Corporate Transaction or (B) the sale or other disposition of more than fifty percent (50%) of the operating assets of the Company (determined on a consolidated basis), but not including an Internal Reorganization.

    (iv)
    Liquidation. Approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

    (v)
    Definitions. The terms used in the definition of "Change in Control" shall have the following meanings:

    (A)
    An "Affiliate" of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.

    (B)
    The term "Company Plan" means an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company.

    (C)
    The term "Corporate Transaction" means any reorganization, merger, amalgamation, consolidation, or other business combination involving the Company.

    (D)
    The following shall constitute "Excluded Acquisitions" of Shares or Voting Securities (whichever is applicable):

    (I)
    Any acquisition of Shares or Voting Securities (whichever is applicable) by a Company Plan.

    (II)
    Any acquisition of Shares or Voting Securities (whichever is applicable) by an underwriter temporarily holding securities pursuant to an offering of such securities.

    (III)
    Any acquisition of Shares or Voting Securities (whichever is applicable) by any Person pursuant to an Internal Reorganization.

    (IV)
    Any acquisition of Shares or Voting Securities (whichever is applicable) directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company).

    (V)
    Any acquisition of Shares or Voting Securities (whichever is applicable) by the Company.

    (VI)
    Any acquisition of Shares or Voting Securities (whichever is applicable) by ACE Limited and/or any successor or Affiliate of ACE Limited or any employee benefit plan (or related trust) maintained by any such entity.

    (E)
    The members of the "Incumbent Board" shall mean the members of the Board of Directors as of the Effective Date and shall also mean any individual becoming a director after that date whose election, or nomination for election by the Company shareholders, was approved by a vote of a least a majority of the directors then comprising the Incumbent Board; provided, however, that there shall be excluded for this purpose any such individual whose initial assumption of office occurs as a result of an actual or publicly threatened election contest (as such terms are used in Rule 14a-11 promulgated under the Securities Exchange Act of 1934) or other actual or publicly threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

      (F)
      The term "Internal Reorganization" means a sale-leaseback or other arrangement resulting in the continued utilization of the assets being sold or otherwise transferred (or the operating products of such assets) by the Company. The term "Internal Reorganization" also means a Corporate Transaction to which all of paragraphs (I), (II), and (III) below are applicable:

      (I)
      All or substantially all of the individuals and entities who have ownership, respectively, of the Outstanding Company Common Shares and Outstanding Company Voting Securities immediately prior to such Corporate Transaction have ownership of more than fifty percent (50%) of, respectively, the then outstanding shares of common equity securities and the combined voting power of the then outstanding Voting Securities entitled to vote generally in the election of directors, as the case may be, of the ultimate parent entity resulting from such Corporate Transaction (including, without limitation, an entity which, as a result of such transaction, has ownership of the Company or all or substantially all of the assets of the Company either directly or through one or more subsidiaries) in substantially the same relative proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Shares and Outstanding Company Voting Securities, as the case may be.

      (II)
      No Person (other than the Company, any Company Plan or related trust, the corporation resulting from such Corporate Transaction, and any Person having ownership, immediately prior to such Corporate Transaction, directly or indirectly, of more than twenty-five percent (25%) of the Outstanding Company Common Shares or the Outstanding Company Voting Securities, as the case may be) will have ownership of more than twenty-five percent (25%) of, respectively, the then outstanding common shares of the ultimate parent entity resulting from such Corporate Transaction or the combined voting power of the then outstanding Voting Securities of such entity.

      (III)
      Individuals who were members of the Incumbent Board immediately prior to the Corporate Transaction will constitute at least a majority of the members of the board of directors of the ultimate parent entity resulting from such Corporate Transaction.

      (G)
      The term "Outstanding Company Common Shares" as of any date means the then outstanding common shares, of whatever subclass or series, of the Company.

      (H)
      The term "Outstanding Company Voting Securities" as of any date means the then outstanding Voting Securities (which shall be counted based on the number of votes that may be cast per share).

      (I)
      The term "ownership" means beneficial ownership within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934.

      (J)
      The term "Person" means an individual, entity or group as that term is used in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934.

      (K)
      The term "Voting Securities" as of any date means any of the outstanding securities of the Company entitled to vote generally in the election of the Company's Board of Directors.

  (d)
  Code. The term "Code" means the United States Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

  (e)
  Dollars. As used in the Plan, the term "dollars" or numbers preceded by the symbol "$" means amounts in United States dollars.

  (f)
  Eligible Individual. For purposes of the Plan, the term "Eligible Individual" means any employee of the Company or a Subsidiary, and any consultant, director, or other person providing services to the Company or a Subsidiary; provided, however, that to the extent required by the Code, an ISO may only be granted to an employee of the Company or a subsidiary corporation of the Company (as that term is used in section 424(f) of the Code). An Award may be granted to an employee or other individual providing services, in connection with hiring, retention or otherwise, prior to the date the employee or service provider first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the employee or service provider first performs such services.

  (g)
  Fair Market Value. Except as otherwise provided by the Committee, the "Fair Market Value" of a Share as of any date shall be the closing market composite price for such Share as reported for the New York Stock Exchange—Composite Transactions on that date or, if the Shares are not traded on that date, on the next preceding date on which the Shares were traded.

  (h)
  Performance Measures. The "Performance Measures" shall be based on any one or more of the following Company, Subsidiary, operating unit or division performance measures: gross premiums written; net premiums written; net premiums earned; net investment income; losses and loss expenses; underwriting and administrative expenses; operating expenses; cash flow(s); operating income; profits, earnings before interest and taxes; net income; stock price; dividends; strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders' equity and/or shares outstanding, investments or to assets or net assets.

  (i)
  Shares. The term "Shares" means common shares of the Company.

  (j)
  Subsidiaries. For purposes of the Plan, the term "Subsidiary" means any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee.

  (k)
  Stock. The term "Stock" is sometimes used to refer to common shares of the Company.

EXHIBIT D

ASSURED GUARANTY LTD.
EMPLOYEE STOCK PURCHASE PLAN

SECTION 1

GENERAL

        1.1.    Purpose.    The Assured Guaranty Ltd. Employee Stock Purchase Plan (the "Plan") has been established by Assured Guaranty Ltd. (the "Company") to provide eligible employees of the Company and the Related Companies with an opportunity to acquire a proprietary interest in the Company through the purchase of common shares of the Company ("Stock"). The Plan is intended to qualify as an employee stock purchase plan under section 423 of the Code, and the provisions of the Plan are to be construed in a manner consistent with the requirements of that section.

        1.2.    Operation and Administration.    The operation and administration of the Plan shall be subject to the provisions of Section 3. Capitalized terms in the Plan shall be defined as set forth in Section 6 or elsewhere in the Plan.

SECTION 2

METHOD OF PURCHASE

        2.1.    Eligibility.    Plan participation shall be available to (and shall be limited to) all persons who are employees of the Employers, except that the following persons shall not be eligible to participate in the Plan:

  (a)
  An employee who has been employed less than 500 hours and less than six months.

  (b)
  An employee whose customary employment is 20 hours or less per week.

  (c)
  An employee whose customary employment is for not more than five months in any calendar year.

  (d)
  An employee who owns, or who would own upon the exercise of any rights extended under the Plan and the exercise of any other option held by the employee (whether qualified or non-qualified), shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation.

Notwithstanding the foregoing provisions of this subsection 2.1, an individual may participate in the Plan for any Subscription Period only if he is employed by an Employer on the first day of that period.

        2.2.    Participation Election.    The Committee shall establish "Subscription Periods" of not longer than one year for the accumulation of funds necessary for payment of the Purchase Price (as defined in subsection 2.3) of Stock under the Plan. For any Subscription Period, an eligible employee shall become a Plan "Participant" by filing, with the Committee, a written payroll deduction authorization with respect to Compensation otherwise payable to the Participant during the period. Such payroll deductions shall be any full percentage of the Compensation of the Participant, or any specified whole dollar amount, up to but not more than 10% of his Compensation in either case. After the beginning of the Subscription Period, and except as otherwise provided in subsection 2.4, a Participant may not alter the rate of his payroll deductions for that period. Subject to the limitations of subsection 2.3, each eligible employee who has elected to become a Participant for a Subscription Period in accordance with the foregoing provisions of this subsection 2.2 shall be granted on the first day of such Subscription Period an option to purchase (at the applicable Purchase Price) on the Exercise Date (as defined in subsection 2.3) for such Subscription Period up to a number of whole shares of Stock determined by dividing such Participant's accumulated payroll deductions as of such Exercise Date by the applicable

Purchase Price. Exercise of the option shall occur as provided in subsection 2.3, unless the Participant has terminated participation in the Plan prior to the Exercise Date as provided in subsection 2.4 or the Participant elects not to exercise the option as provided in subsection 2.3(b). The option shall expire on the last day of the Subscription Period.

        2.3.    Purchase of Stock.    On the last day of each Subscription Period (the "Exercise Date"), a Participant shall become eligible to exercise his option to purchase the number of whole shares of Stock as his accumulated payroll deductions for the Subscription Period will purchase, subject to the following:

  (a)
  The "Purchase Price" per share shall be equal to 85% of the lesser of (i) the fair market value of Stock on the first day of the Subscription Period; or (ii) the fair market value of Stock on the Exercise Date (or such higher price as may be determined by the Committee from time to time). In no event shall the Purchase Price be less than the par value of the Stock.

  (b)
  A Participant shall be deemed to have elected to purchase the shares of Stock which he became entitled to purchase on the Exercise Date unless he shall notify the Company prior to the Exercise Date, or such other time as the Committee may establish, that the Participant he elects not to make such purchase.

  (c)
  Any accumulated payroll deductions that are not used to purchase full shares of Stock under the Plan shall be paid to the Participant without interest.

  (d)
  No employee shall have the right to purchase more than $25,000 in value of Stock under the Plan (and any other employee stock purchase plan described in Code section 423 and maintained by the Company or any Related Company) in any calendar year, such value being based on the fair market value of Stock as of the date on which the option to purchase the Stock is granted, as determined in accordance with subsection 2.2 of the Plan.

        2.4.    Termination of Participation.    A Participant may discontinue his participation in the Plan for any Subscription Period, whereupon all of the Participant's payroll deductions for the Subscription Period will be promptly paid to him without interest, and no further payroll deductions will be made from his pay for that period. If a Participant's employment with the Employers terminates during a Subscription Period for any reason, all payroll deductions accumulated by the Participant under the Plan for the period shall be paid to the Participant without interest.

SECTION 3

OPERATION AND ADMINISTRATION

        3.1.    Effective Date.    Subject to the approval of the shareholders of the Company at the Company's 2005 annual meeting of its shareholders, the Plan shall be effective as of the date on which it is adopted by the Board; provided, however, that to the extent that rights are granted under the Plan prior to its approval by shareholders, they shall be contingent on approval of the Plan by the shareholders of the Company. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any rights granted under the Plan are outstanding.

        3.2.    Shares Subject to Plan.    Shares of Stock to be purchased under the Plan shall be subject to the following:

  (a)
  The shares of Stock which may be purchased under the Plan shall be currently authorized but unissued shares, or shares purchased in the open market by a direct or indirect wholly owned subsidiary of the Company (as determined by the President, Chief Financial Officer or General Counsel of the Company). The Company may contribute to the subsidiary an amount sufficient to accomplish the purchase in the open market of the shares of Stock to be so acquired (as determined by the Chairman or any Executive Vice President of the Company).

  (b)
  Subject to the provisions of subsection 3.3, the number of shares of Stock which may be purchased under the Plan shall not exceed 100,000 shares in the aggregate.

  (c)
  A Participant will have no interest in shares of Stock covered by his Subscription Agreement until the shares are delivered to him.

        3.3.    Adjustments to Shares.

  (a)
  If the Company shall effect any subdivision or consolidation of shares of Stock or other capital readjustment, payment of stock dividend, stock split, combination of shares or recapitalization or other increase or reduction of the number of shares of Stock outstanding without receiving compensation therefor in money, services or property, then, subject to the requirements of Code section 423, the Committee shall adjust the number of shares of Stock available under the Plan.

  (b)
  If the Company is reorganized, merged or consolidated or is party to a plan of exchange with another corporation, pursuant to which reorganization, merger, consolidation or plan of exchange the shareholders of the Company receive any shares of stock or other securities or property, or the Company shall distribute securities of another corporation to its shareholders, then, subject to the requirements of Code section 423, there shall be substituted for the shares subject to outstanding rights to purchase Stock under the Plan an appropriate number of shares of each class of stock or amount of other securities or property which were distributed to the shareholders of the Company in respect of such shares.

        3.4.    Limit on Distribution.    Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

  (a)
  Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any shares of Stock under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

  (b)
  In the case of a Participant who is subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, the Committee may, at any time, add such conditions and limitations with respect to such Participant as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

  (c)
  To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Stock, the transfer of such shares may, at the direction of the Committee, be effected on a non-certificated basis, to the extent not prohibited by the provisions of Rule 16b-3, applicable local law, the applicable rules of any stock exchange, or any other applicable rules.

        3.5.    Withholding.    All benefits under the Plan are subject to withholding of all applicable taxes.

        3.6.    Transferability.    Except as otherwise permitted under Code section 424 and SEC Rule 16b-3, neither the amount of any payroll deductions made with respect to a Participant's compensation nor any Participant's rights to purchase shares of Stock under the Plan may be pledged or hypothecated, nor may they be assigned or transferred other than by will and the laws of descent and distribution. During the lifetime of the Participant, the rights provided to the Participant under the Plan may be exercised only by him.

        3.7.    Limitation of Implied Rights.

  (a)
  Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Employers whatsoever, including, without limitation, any specific funds, assets, or other property which the Employers, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Employers. Nothing contained in the Plan shall constitute a guarantee by any of the Employers that the assets of the Employers shall be sufficient to pay any benefits to any person.

  (b)
  The Plan does not constitute a contract of employment, and participation in the Plan will not give any employee the right to be retained in the employ of an Employer or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no right to purchase shares under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights.

        3.8.    Evidence.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

        3.9.    Action by Employers.    Any action required or permitted to be taken by any Employer shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by the provisions of Rule 16b-3, applicable local law, the applicable rules of any stock exchange, or any other applicable rules) by a duly authorized officer of the Employer.

        3.10.    Gender and Number.    Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

SECTION 4

COMMITTEE

        4.1.    Administration.    The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 4.

        4.2.    Selection of Committee.    The Committee shall be selected by the Board, and shall consist of not less than two members of the Board, or such greater number as may be required for compliance with SEC Rule 16b-3.

        4.3.    Powers of Committee.    The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

  (a)
  Subject to the provisions of the Plan, the Committee will have the authority and discretion to establish the terms, conditions, restrictions, and other provisions applicable to the right to purchase shares of Stock under the Plan.

  (b)
  The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

  (c)
  Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

        4.4.    Delegation by Committee.    Except to the extent prohibited by the provisions of Rule 16b-3, applicable local law, the applicable rules of any stock exchange, or any other applicable rules, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

        4.5.    Information to be Furnished to Committee.    The Employers and Related Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties.

The records of the Employers and Related Companies as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

        4.6.    Liability and Indemnification of Committee.    No member or authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the Employers be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of the Employers. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the Employers, to the fullest extent permitted by law, against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.

SECTION 5

AMENDMENT AND TERMINATION

        The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 3.3 (relating to certain adjustments to shares), no amendment or termination may adversely affect the rights of any Participant or beneficiary with respect to shares that have been purchased prior to the date such amendment is adopted by the Board. No amendment of the Plan may be made without approval of the Company's shareholders to the extent that such approval is required to maintain compliance with the requirements of Code section 423.

SECTION 6

DEFINED TERMS

        For purposes of the Plan, the terms listed below shall be defined as follows:

  (a)
  Board.    The term "Board" shall mean the Board of Directors of the Company.

  (b)
  Code.    The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

  (c)
  Compensation.    The term "Compensation" means salary, except that if a Participant does not receive salary, Compensation shall be based on such other amount of basic compensation as determined by the Committee.

  (d)
  Dollars.    As used in the Plan, the term "dollars" or numbers preceded by the symbol "$" shall mean amounts in United States Dollars.

  (e)
  Effective Date.    The "Effective Date" shall be the date on which the Plan is adopted by the Board.

  (f)
  Employer.    The Company and each Related Company which, with the consent of the Company, adopts the Plan for the benefit of its eligible employees are referred to collectively as the "Employers" and individually as an "Employer".

  (g)
  Fair Market Value.    The "Fair Market Value" of a share of Stock of the Company as of any date shall be the closing market composite price for such Stock as reported for the

    New York Stock Exchange—Composite Transactions on that date or, if Stock is not traded on that date, on the next preceding date on which Stock was traded.

  (h)
  Participant.    The term "Participant" means any employee of the Company who is eligible and elects to participate pursuant to the provisions of Section 2.

  (i)
  Related Companies.    The term "Related Company" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.

Please Mark Here for Address Change or Comments    ☐
 SEE REVERSE SIDE

See Agenda Items at the Bottom of this Voting Card for Further Description of Voting Matters

	For	Withheld			For	Against	Abstain		For	Against	Abstain
Item A Election of Mr. Kenny as a Director	☐	☐		Item C Approval of Employee Stock Purchase Plan	☐	☐	☐	Item (a)(ii) AGRI- Accountants	☐	☐	☐
					For	Against	Abstain		For	Against	Abstain
To vote your shares for the Director nominee, mark the "For" box. To withhold voting for the nominee, mark the "Withheld" box.				Item D Ratification of Pricewater- houseCoopers LLP	☐	☐	☐	Item (a)(iii) AGRI-Name Change	☐	☐	☐
									For	Withheld	Exceptions
				Item E Subsidiary Proposals				Item (b)(i) AGL Barbados-Directors	☐	☐	☐
					For	Withheld	Exceptions
				Item (a) (i) AGRI-Directors	☐	☐	☐
	For	Against	Abstain
Item B Re-Approval of Long-Term Incentive Plan	☐	☐	☐	To vote your shares for all Director nominees, mark the "For" box. To withhold voting for all nominees, mark the "Withheld" box. If you do not wish your shares voted "For" a particular nominee, mark the "Exceptions" box and enter the name(s) of the exception(s) in the space provided.				To vote your shares for all Director nominees, mark the "For" box. To withhold voting for all nominees, mark the "Withheld" box. If you do not wish your shares voted "For" a particular nominee, mark the "Exceptions" box and enter the name(s) of the exception(s) in the space provided.

									For	Against	Exceptions
								Item (b) (ii) AGL Barbados-Accountants	☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other further business, if any, as lawfully may be brought before the meeting.
Signature	Signature if held jointly	Dated	, 2005

When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

^FOLD AND DETACH HERE^

A.
Election of Patrick W. Kenny as Class I Director for a term expiring in 2008

B.
Re-approval of the Assured Guaranty Ltd. 2004 Long-Term Incentive Plan

C.
Approval of the Assured Guaranty Ltd. Employee Stock Purchase Plan

D.
Ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants of Assured Guaranty Ltd. for the fiscal year ending December 31, 2005

E.
Proposals concerning Assured Guaranty Ltd. subsidiaries
(a).	Proposals concerning Assured Guaranty Re International Ltd. ("AGRI")
	(i).	Election of Directors

For election to term expiring in 2006 (with such directors to constitute the entire board of directors of AGRI): (1) Howard Albert, (2) Robert Bailenson, (3) Dominic J. Frederico, (4) James M. Michener, (5) Robert B. Mills, (6) David Penchoff and (7) Pierre A. Samson.
	(ii).	Appointment of PricewaterhouseCoopers LLP as the independent auditors of AGRI for the fiscal year ending December 31, 2005.
	(iii).	Changing the name of AGRI to "Assured Guaranty Re Ltd."
(b).	Proposals concerning Assured Guaranty Barbados Holdings Ltd. ("AGL Barbados")
	(i).	Election of Directors

For election to term expiring in 2006 (with such directors to constitute the entire board of directors of AGL Barbados): (1) James M. Michener, (2) Robert B. Mills, (3) Michael J. Schozer, (4) Kenneth Thomson and (5) Robert Worme.
	(ii).	Appointment of PricewaterhouseCoopers as the independent auditors of AGL Barbados for the fiscal year ending December 31, 2005.

ASSURED GUARANTY LTD.

30 Woodbourne Avenue, Hamilton HM 08 Bermuda
P R O X Y
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Dominic Frederico, Robert Mills and James Michener as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the Common Shares of Assured Guaranty Ltd. which the undersigned is entitled to vote at the Annual General Meeting to be held on May 5, 2005 or any adjournment thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for (A) the election of Patrick W. Kenny as Class I director of Assured Guaranty Ltd. to serve a three-year term to expire at the Annual General Meeting in 2008, (B) the re-approval of the Assured Guaranty Ltd. 2004 Long-Term Incentive Plan, (C) the approval of the Assured Guaranty Ltd. Employee Stock Purchase Plan, (D) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2005 and (E) the approvals of the proposals relating to the Company's subsidiaries.

(Continued on Reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

^FOLD AND DETACH HERE^

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NOTICE OF ANNUAL GENERAL MEETING
ASSURED GUARANTY LTD. 30 Woodbourne Avenue Hamilton HM 08 Bermuda March 24, 2005
ELECTION OF DIRECTOR (Item A on Proxy Card)
BENEFICIAL OWNERSHIP OF COMMON SHARES
EXECUTIVE COMPENSATION
Summary Compensation Table
2004 Option Grants
2005 Option Grants with Respect to 2004
Option Values as of December 31, 2004
PERFORMANCE GRAPH
Equity Compensation Plan Information
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
APPROVAL OF ASSURED GUARANTY LTD. 2004 LONG-TERM INCENTIVE PLAN (Item B on Proxy Card)
APPROVAL OF ASSURED GUARANTY LTD. EMPLOYEE STOCK PURCHASE PLAN (Item C on Proxy Card)
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Item D on Proxy Card)
PROPOSALS CONCERNING SUBSIDIARIES (Item E on Proxy Card)
SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
SOLICITATION OF PROXIES
OTHER MATTERS
CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE
ASSURED GUARANTY LTD. AUDIT COMMITTEE CHARTER
ASSURED GUARANTY LTD. 2004 LONG-TERM INCENTIVE PLAN
SECTION 1 GENERAL
SECTION 2 OPTIONS AND SARS
SECTION 3 FULL VALUE AWARDS
SECTION 4 CASH INCENTIVE AWARDS
SECTION 5 OPERATION AND ADMINISTRATION
SECTION 6 CHANGE IN CONTROL
SECTION 7 COMMITTEE
SECTION 8 AMENDMENT AND TERMINATION
SECTION 9 DEFINED TERMS
ASSURED GUARANTY LTD. EMPLOYEE STOCK PURCHASE PLAN
SECTION 1 GENERAL
SECTION 2 METHOD OF PURCHASE
SECTION 3 OPERATION AND ADMINISTRATION
SECTION 4 COMMITTEE
SECTION 5 AMENDMENT AND TERMINATION
SECTION 6 DEFINED TERMS
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